Exhibit 10(b)(i)(a)

                              EMPLOYMENT AGREEMENT
                              --------------------


          AGREEMENT made as of October 25, 1993 by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic" or the "Corporation"), and JAMES R. HEEKIN (hereinafter referred to as "Executive").

          In consideration of the mutual promises set forth herein the parties hereto agree as follows:

                                    ARTICLE I
                                    ---------

                               Term of Employment
                               ------------------

          1.01 Upon the terms and subject to the conditions set forth herein, Interpublic or one of its subsidiaries will employ Executive for the period beginning October 25, 1993 and ending on October 25, 1998, or on such earlier date as the employment of Executive shall terminate pursuant to Article IV or
Article V. (The period during which Executive is employed hereunder is referred to herein as the "term of employment" and Interpublic or whichever of the aforementioned subsidiaries shall form time to time employ Executive pursuant to this Agreement is referred to herein as the "Corporation"). Executive will serve the Corporation during the term of employment.

                                   ARTICLE II
                                   ----------

                                     Duties
                                     ------

          2.01 During the term of employment, Executive will in the course of performing his duties hereunder:

               (i) use his best efforts to promote the interests of the Corporation and devote his full time and efforts to its business and affairs;

               (ii) perform such duties as the Corporation may from time to time assign to him consistent with his position and title of President of McCann-Erickson North America.

          2.02 Executive shall report only to John Dooner or the then-current Chief Executive Officer of McCann-Erickson Worldwide, and the respective managements of the offices and operations constituting McCann-Erickson North America shall report only to Executive.

          2.03 During the term of employment, unless otherwise agreed to by Executive, Executive shall be based in the Corporation's New York office, subject to the travel requirements of the position and duties hereunder.

                                   ARTICLE III
                                   -----------

                                  Compensation
                                  ------------

          3.01 The Corporation will compensate Executive for the duties performed by him hereunder, including all services rendered as an officer or director of the Corporation, by payment of a salary at the initial rate of $400,000 per annum, which salary shall be payable in equal installments, which the Corporation may pay at either monthly or semi-monthly intervals. In addition, he will receive the compensation described in Article VII, subject to conditions set forth therein.

          3.02 The Corporation may, in addition, at any time increase the compensation paid to Executive hereunder if the Corporation in its discretion shall deem it advisable so to do in order to compensate him fairly for services rendered to the Corporation.

                                   ARTICLE IV
                                    ---------

                                   Termination
                                   -----------

          4.01 Interpublic may terminate the employment of Executive hereunder:

               (i) by giving Executive notice in writing within the first twenty-four months after his employment commences hereunder, in which event his employment shall terminate on the date specified in such notice. In this event the Corporation will pay Executive an amount equal to the amount by which twenty-four months salary at his then current rate exceeds the salary paid to him from the date his employment commenced until the termination date, plus an amount equal to twelve months salary, such payment to be made during the period immediately following the termination date specified in such notice, payable in successive equal monthly installments, each of which shall be equal to one month's salary at the rate in effect at the time of such termination.

               (ii) by giving Executive notice in writing at any time specifying a termination date not less than twelve (12) months after the date on which such notice is given, if given subsequent to the commencement of the twenty-fifth month of employment hereunder, in which event his employment hereunder shall terminate on the date specified in such notice, or

               (iii) by giving him notice in writing at any time specifying a termination date less than twelve months after the date on which such notice is given if such notice is given subsequent to the commencement of the twenty-fifth month of employment hereunder. In this event his employment hereunder shall terminate on the date specified in such notice and the Corporation shall thereafter pay him a sum equal to the amount by which twelve months salary at his then current rate exceeds the salary paid to him for the period from the date on which such notice is given to the termination date specified in such notice. Such payment shall be made during the period immediately following the termination date specified in such notice, in successive equal monthly installments each of which shall be equal to one month's salary at the rate in effect at the time of such termination, with any residue in respect of a period less than one month to be paid together with the last installment.

          4.02 Executive may at any time give notice in writing to the Interpublic specifying a termination date not less than one hundred twenty (120) days after the date on which such notice is given, in which event his employment hereunder shall terminate on the date specified in such notice.

          4.03 Executive may at any time give notice in writing to Interpublic specifying a termination date not less than one hundred twenty (120) days after the date on which such notice is given, in which event his employment hereunder shall terminate on the date specified in such notice.

          4.04 If Executive dies before October 24, 1998, his employment hereunder shall terminate on the date of his death.

                                    ARTICLE V
                                    ---------

                                    Covenants
                                    ---------

          5.01 While Executive is employed hereunder by the Corporation he shall not, without the prior written consent of the Corporation engage, directly or indirectly, in any other trade, business or employment, or have any interest, direct or indirect, in any other business, firm or corporation; provided, however, that he may continue to own or may hereafter acquire any securities of any class of any publicly-owned company or any company not engaged in the advertising business, and he may engage in public speaking, writing, educational, charitable and other similar endeavors, as to which endeavors Executive agrees to keep Corporation generally apprised.

          5.02 Executive shall use his best efforts to treat as confidential and keep secret the affairs of the Corporation and shall not at any time during the term of employment or thereafter, without the prior written consent of the Corporation, divulge, furnish or make known or accessible to, or use for the benefit of, anyone other than the Corporation and its subsidiaries and affiliates any information of a confidential nature relating in any way to the business of the Corporation or its subsidiaries or affiliates or their clients and obtained by him in the course of his employment hereunder. For purposes herein, confidential information includes, but is not limited to, trade secrets, budgetary information, and client or Interpublic and Corporation strategic and business plans.

          5.03 If Executive materially breaches the provisions of Section 5.02, Interpublic may, notwithstanding the provisions of Section 4.01, terminate the employment of Executive at any time by giving him notice in writing specifying a termination date. In such event, his employment hereunder shall terminate on the date specified in such notice. If Executive violates the provisions of Section 5.01, Interpublic may give him notice specifying the nature of the violation and giving Executive thirty days in which to cure his performance. In the event of a continuing violation after such notice and cure period, Executive's employment hereunder shall terminate on the date specified in such notice.

          5.04 All records, papers and documents kept or made by Executive relating to the business of the Corporation or its subsidiaries or affiliates or their clients shall be and remain the property of the Corporation.

          5.05 All articles invented by Executive, processes discovered by him, trademarks, designs, advertising copy and art work, display and promotion materials and, in general, everything of value conceived or created by him pertaining to the business of the Corporation or any of its subsidiaries or affiliates during the term of employment, and any and all rights of every nature whatever thereto, shall immediately become the property of the Corporation, and Executive will assign, transfer and deliver all patents, copyrights, royalties, designs and copy, and any and all interests and rights whatever thereto and thereunder to the Corporation, without further compensation, upon notice to him from the Corporation.

          5.06 Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of twenty-four (24) months from such termination, if such termination occurs during the first two years of employment hereunder, or for a period of twelve months is such termination occurs subsequent to the first two years employment, either (a) solicit any employee of the Corporation to leave such employ to enter the employ of Executive or of any corporation or enterprise with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of the Corporation at the time of such termination and as to which brand Executive devoted services.

                                   ARTICLE VI
                                   ----------

                                   Assignment
                                   ----------

          6.01 This Agreement shall be binding upon and enure to the benefit of the successors and assigns of Interpublic, subject to Section 4.04 hereof. Neither this Agreement nor any rights hereunder shall be assignable by Executive and any such purported assignment by him shall be void.

                                   ARTICLE VII
                                   -----------

                             Additional Compensation
                               -------------------

          7.01 Within 30 days of Executive's commencing employment pursuant to this Agreement, the Corporation will pay Executive a sign-up bonus of $100,000.

          7.02 Executive will be eligible during the term of employment, to participate in the Management Incentive Compensation Plan ("MICP"), and to receive an annual bonus in an amount up to 50% of Executive's annual salary, inclusive of any amount deferred pursuant to Section 7.03 below, subject to all of the terms and conditions of the Plan. However, any awards pursuant to the MICP, if any, shall be determined by the Corporation and shall be based on the profits of McCann-Erickson Worldwide, Executive's individual performance and management discretion. Notwithstanding the foregoing and subject to full execution of this Agreement, the Corporation agrees to award a bonus to Executive for the calendar year 1993 of at lest $100,000, subject to deduction of any applicable withholding taxes, and to pay such bonus by or before February 28, 1994. Also, subject to full execution of this Agreement, the Corporation agrees to award a bonus to Executive for the calendar year 1994 of at least $200,000, subject to deduction of any applicable withholding taxes, and to pay such bonus in February 1995. The guaranteed portions of Executive's 1993 and 1994 bonuses referred to in this Section 7.02 will be paid to Executive whether or not he is in the employ of the Corporation on the payment dates for such bonuses.

          7.03 Interpublic will enter into an Executive Special Benefit Agreement ("ESBA") with Executive consistent with the terms as provided by the Corporation to Executive in writing. Should Executive elect not to enter into the ESBA, the deferred amount shall be added to his annual salary.

          7.04 As soon as administratively feasible after execution of this Agreement, Interpublic will use its best efforts to have the Compensation Committee of the Board of Directors (the "Committee") grant Executive a pro rata award for the 1991-1994 performance period and a full award for the 1993-1996 performance period under the Interpublic Long-Term Performance Incentive Plan ("LTPIP"). With respect to the 1991-1994 performance period, an award equal to 1,500 performance units tied to the cumulative compound profit growth of McCann-Erickson North America will be recommended, with a minimum guaranteed value at the end of the performance period of $100,000. With respect to the 1993-1996 performance period, the Corporation will recommend to the Committee an award of 2,025 performance units, tied to the cumulative profit growth of McCann-Erickson North America over the four-year period. In addition, options covering 8,100 shares of Common Stock will be issued to Executive under the 1986 Stock Incentive Plan no later than November 1, 1993. These options will be 100% exercisable as of January 1 1997. The payment of benefits under the LTPIP and the terms of options under the 1986 Stock Incentive Plan will be subject to all of the terms and conditions of those plans.

          7.05 Interpublic will also use its best efforts to have the Committee grant to Executive no later than November 1, 1993, subject to all of the terms and conditions of the 1986 Stock Incentive Plan, an award of 11,500 restricted shares of Interpublic Common Stock of which 2,500 shares shall be restricted for one year from the date of grant, 4,500 shares shall have a restriction period ending three years form the date of grant and 4,500 shares shall have a restriction period ending five years from the date of grant. If the market value of the 4,500 shares having the three year restriction period is less than $125,000 on the date on which the restrictions lapse, Interpublic will pay Executive such additional amount in cash that is necessary to ensure that the cash payment together with the value of the shares on the date of lapse (based on the closing price of the common stock on The New York Stock Exchange) shall equal $125,000.

          7.06 Interpublic will use its best efforts to have the Committee grant to Executive no later than November 1, 1993 options to purchase an additional 12,000 shares of Interpublic Common Stock which will be subject to all of the terms and conditions of the 1986 Stock Incentive Plan. Forty percent of these options will be exercisable after a three-year holding period, thirty percent will be exercisable after a four-year holding period and the balance will be exercisable after a five-year holding period. The grant of these options shall be at 85% of the market value of Interpublic common stock on the date the grant is approved by the Committee.

          7.07 Interpublic agrees to have its Management Human Resources Committee elect Executive to membership in the Development Council and Executive shall receive, at a minimum, all fringe benefits, vacation and perquisites given to Executive, employees of Interpublic or the Corporation holding a similar title and position. Executive will also have an annual automobile allowance of $7,000 and the Corporation shall pay for garage parking in proximity to his office.

          7.08 The Corporation will also pay or reimburse Executive for the cost of club membership in the amount of $10,000 per annum.

          7.09 Should the Committee fail to make any or all of the awards referred to in Sections 7.04, 7.05 and 7.06, the Corporation will take whatever action is necessary to grant Executive compensation or other benefits of equivalent value, subject to Executive's approval, which will not unreasonably withheld.

                                  ARTICLE VIII
                                  ------------

                                Agreement Entire
                                ----------------

          8.01 This Agreement constitutes the entire understanding between Interpublic and Executive concerning his employment by Interpublic's aforementioned subsidiaries and supersedes any and all previous agreements between Executive and Interpublic or any of its subsidiaries concerning such employment. This Agreement may not be changed orally.

                                   ARTICLE IX
                                   -----------

                                 Applicable Law
                                 --------------

          9.01 The Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                        THE INTERPUBLIC GROUP OF
                                        COMPANIES, INC.


                                        By: /s/ C. Kent Kroeber
                                           -------------------------------------
                                           Name:  C. Kent Kroeber
                                           Title:


                                        By: /s/ JAMES R. HEEKIN
                                           -------------------------------------
                                           Name: JAMES R. HEEKIN
                                           Title:

Exhibit 10(b)(i)(b)

                       EXECUTIVE SPECIAL BENEFIT AGREEMENT
                       -----------------------------------


          AGREEMENT made as of January 1, 1994 by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and JAMES R. HEEKIN (hereinafter referred to as "Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

          WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

          NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:


                                    ARTICLE I
                                    ---------

                      Death and Special Retirement Benefits
                     --------------------------------------

          1.01 For purposes of this Agreement the "Accrual Term" shall mean the period of seventy-two months beginning on the date of this Agreement and ending on the day preceding the sixth anniversary hereof or on such earlier date on which Executive shall cease to be in the employ of the Corporation.

          1.02 The Corporation shall provide Executive with the following benefits contingent upon Executive's compliance with all the terms and conditions of this Agreement and Executive's satisfactory completion of a physical examination in connection with an insurance policy on the life of Executive which Interpublic or its assignee (other than Executive) proposes to obtain and own. Effective at the end of the Accrual Term, Executive's annual compensation will be increased by $25,000 if Executive is in the employ of the Corporation at that time.

          1.03 If, during the Accrual Term or thereafter during a period of employment by the Corporation which is continuous from the date of this Agreement, Executive shall die while in the employ of the Corporation, the Corporation shall pay to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) survivor income payments of Eighty Two Thousand Five Hundred Dollars ($82,500) per annum for fifteen years following Executive's death, such payments to be made on January 15 of each of the fifteen years beginning with the year following the year in which Executive dies.

          1.04 If, after a continuous period of employment from the date of this Agreement, Executive shall retire from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the rate of Eighty-Two Thousand Five Hundred Dollars ($82,500) per annum for fifteen years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments.

          1.05 If, after a continuous period of employment from the date of this Agreement, Executive shall retire, resign, or be terminated from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's fifty-fifth birthday but prior to Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the annual rates set forth below for fifteen years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments:

Last Day of Employment                                             Annual Rate
On or after 55th birthday but prior to 56th birthday               $ 57,750
On or after 56th birthday but prior to 57th birthday               $ 62,700
On or after 57th birthday but prior to 58th birthday               $ 67,650
On or after 58th birthday but prior to 59th birthday               $ 72,600
On or after 59th birthday but prior to 60th birthday               $ 77,550

          1.06 If, following such termination of employment, Executive shall die before payment of all of the installments provided for in Section 1.04 or
Section 1.05, any remaining installments shall be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 or, in the absence of such designation, to the Executor of the Will or the Administrator of the Estate of Executive.

          1.07 For purposes of Sections 1.03, 1.04 and 1.05, or any of them, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

          1.08 If Executive shall die while in the employ of the Corporation, no sum shall be payable pursuant to Sections 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

          1.09 In  connection  with the life  insurance  policy  referred  to in
Section 1.02, Interpublic has relied on written representations made by Executive concerning Executive's age and the state of Executive's health. If said representations are untrue in any material respect, whether directly or by omission, and if the Corporation is damaged by any such untrue representations, no sum shall be payable pursuant to Sections 1.03, 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

          1.10 It is expressly agreed that Interpublic or its assignee (other than Executive) shall at all times be the sole and complete owner and beneficiary of the life insurance policy referred to in Sections 1.02 and 1.09, shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without the knowledge or consent of Executive or Executive's designated beneficiary or any other person and that neither Executive nor Executive's designated beneficiary nor any other person shall have any right, title or interest, legal or equitable, whatsoever in or to such policy.

                                   ARTICLE II
                                   ----------
                        Alternative Deferred Compensation
                        ---------------------------------

          2.01 If Executive shall, for any reason other than death, cease to be employed by the Corporation on a date prior to Executive's fifty-fifth birthday, the Corporation shall, in lieu of any payment pursuant to Article I of this Agreement, compensate Executive by payment, at the times and in the manner specified in Section 2.02, of a sum computed at the rate of Twenty Fivey Thousand Dollars ($25,000) per annum for each full year and proportionate amount for any part year from the date of this Agreement to the date of such termination during which Executive is in the employ of the Corporation with a maximum payment of One Hundred Fifty Thousand dollars ($150,000). Such payment shall be conditional upon Executive's compliance with all the terms and conditions of this Agreement.

          2.02 The aggregate compensation payable under Section 2.01 shall be paid in equal consecutive monthly installments commencing with the first month in which Executive is no longer in the employ of the Corporation and continuing for a number of months equal to the number of months which have elapsed from the date of this Agreement to the commencement date of such payments, up to a maximum of 72 months.

          2.03 If Executive dies while receiving payments in accordance with the provisions of Section 2.02, any installments payable in accordance with the provisions of Section 2.02 less any amounts previously paid Executive in accordance therewith, shall be paid to the Executor of the Will or the Administrator of the Estate of Executive.

          2.04 It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreements adopted effective as of January 1, 1974 by Interpublic.


                                   ARTICLE III
                                   ----------

                    Non-solicitation of Clients or Employees
                    -----------------------------------------

          3.01 Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of twenty-four months from such termination, if such termination occurs during the first two years of employment hereunder, or for a period of twelve months if such termination occurs subsequent to the first two years of employment, either (a) solicit any employee of the Corporation to leave such employ to enter the employ of Executive or of any corporation or enterprise with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of the Corporation at the time of such termination and as to which brand Executive devoted services.

                                   ARTICLE IV
                                   ----------

                                   Assignment
                                   -----------

          4.01 This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally, nor may this Agreement be amended to increase the amount of any benefits that are payable pursuant to this Agreement or to accelerate the payment of any such benefits.


                                    ARTICLE V
                                   ----------

                        Contractual Nature of Obligation
                        --------------------------------

          5.01 The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement. Executive's rights with respect to any benefit to which Executive has become entitled under this Agreement, but which Executive has not yet received, shall be solely the rights of a general unsecured creditor of the Corporation.


                                   ARTICLE VI
                                   ----------

                                 Applicable Law
                                 ---------------

          6.01 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.


                                        THE INTERPUBLIC GROUP OF
                                        COMPANIES, INC.


                                        By: /s/ C. KENT KROEBER
                                           -------------------------------------
                                              C. KENT KROEBER



                                        By: /s/ JAMES R. HEEKIN, III
                                           -------------------------------------
                                              JAMES R. HEEKIN, III

Exhibit 10(b)(i)(c)

                          EXECUTIVE SEVERANCE AGREEMENT
                            ------------------------


          This AGREEMENT ("Agreement") dated January 1, 1998 by and between The Interpublic Group of Companies, Inc. ("Interpublic"), a Delaware corporation (Interpublic and its subsidiaries being referred to herein collectively as the "Company"), and JAMES R. HEEKIN (the "Executive").



                               W I T N E S S E T H


          WHEREAS, the Company recognizes the valuable services that the Executive has rendered thereto and desires to be assured that the Executive will continue to attend to the business and affairs of the Company without regard to any potential or actual change of control of Interpublic;

          WHEREAS, the Executive is willing to continue to serve the Company but desires assurance that he will not be materially disadvantaged by a change of control of Interpublic; and

          WHEREAS, the Company is willing to accord such assurance provided that, should the Executive's employment be terminated consequent to a change of control, he will not for a period thereafter engage in certain activities that could be detrimental to the Company;

          NOW, THEREFORE, in consideration of the Executive's continued service to the Company and the mutual agreements herein contained, Interpublic and the Executive hereby agree as follows:

                                    ARTICLE I

                                RIGHT TO PAYMENTS
                                -----------------


          Section 1.1. TRIGGERING EVENTS. If Interpublic undergoes a Change of Control, the Company shall make payments to the Executive as provided in article II of this Agreement. If, within two years following a Change of Control, either
(a) the Company terminates the Executive other than by means of a termination for Cause or for death or (b) the Executive resigns for a Good Reason (either of which events shall constitute a "Qualifying Termination"), the Company shall make payments to the Executive as provided in article III hereof.

          Section  1.2.  CHANGE OF CONTROL.  A Change of Control of  Interpublic
shall be deemed to have  occurred  if (a) any  person  (within  the  meaning  of
Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act")), other than Interpublic or any of its majority-controlled subsidiaries, becomes the beneficial owner (within the meaning of Rule 13d-3 under the 1934
Act) of 30 percent or more of the combined voting power of Interpublic's then outstanding voting securities; (b) a tender offer or exchange offer (other than an offer by Interpublic or a majority-controlled subsidiary), pursuant to which 30 percent or more of the combined voting power of Interpublic's then outstanding voting securities was purchased, expires; (c) the stockholders of Interpublic approve an agreement to merge or consolidate with another corporation (other than a majority-controlled subsidiary of Interpublic) unless Interpublic's shareholders immediately before the merger or consolidation are to own more than 70 percent of the combined voting power of the resulting entity's voting securities; (d) Interpublic's stockholders approve an agreement (including, without limitation, a plan of liquidation) to sell or otherwise dispose of all or substantially all of the business or assets of Interpublic; or
(e) during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board of Directors of Interpublic cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by Interpublic's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. However, no Change of Control shall be deemed to have occurred by reason of any transaction in which the Executive, or a group of persons or entities with which the Executive acts in concert, acquires, directly or indirectly, more than 30 percent of the common stock or the business or assets of Interpublic.

          Section 1.3. TERMINATION FOR CAUSE. Interpublic shall have Cause to terminate the Executive for purposes of Section 1.1 of this Agreement only if, following the Change of Control, the Executive (a) engages in conduct that constitutes a felony under the laws of the United States or a state or country in which he works or resides and that results or was intended to result, directly or indirectly, in the personal enrichment of the Executive at the Company's expense; (b) refuses (except by reason of incapacity due to illness or injury) to make a good faith effort to substantially perform his duties with the Company on a full-time basis and continues such refusal for 15 days following receipt of notice from the Company that his effort is deficient; or (c) deliberately and materially breaches any agreement between himself and the Company and fails to remedy that breach within 30 days following notification thereof by the Company. If the Company has Cause to terminate the Executive, it may in fact terminate him for Cause for purposes of section 1.1 hereof if (a) it notifies the Executive of such Cause, (b) it gives him reasonable opportunity to appear before a majority of Interpublic's Board of Directors to respond to the notice of Cause and (c) a majority of the Board of Directors subsequently votes to terminate him.

          Section 1.4. RESIGNATION FOR GOOD REASON. The Executive shall have a Good Reason for resigning only if (a) the Company fails to elect the Executive to, or removes him from, any office of the Company, including without limitation membership on any Board of Directors, that the Executive held immediately prior to the Change of Control; (b) the Company reduces the Executive's rate of regular cash and fully vested deferred base compensation ("Regular
Compensation") from that which he earned immediately prior to the Change of Control or fails to increase it within 12 months following the Change of Control by (in addition to any increase pursuant to section 2.2 hereof) at least the average of the rates of increase in his Regular Compensation during the four consecutive 12-month periods immediately prior to the Change of Control (or, if fewer, the number of 12-month periods immediately prior to the Change of Control during which the Executive was continuously employed by the Company); (c) the Company fails to provide the Executive with fringe benefits and/or bonus plans, such as stock option, stock purchase, restricted stock, life insurance, health, accident, disability, incentive, bonus, pension and profit sharing plans ("Benefit or Bonus Plans"), that, in the aggregate, (except insofar as the Executive has waived his rights thereunder pursuant to article II hereof) are as valuable to him as those that he enjoyed immediately prior to the Change of Control; (d) the Company fails to provide the Executive with an annual number of paid vacation days at least equal to that to which he was entitled immediately prior to the Change of Control; (e) the Company breaches any agreement between it and the Executive (including this Agreement); (f) without limitation of the foregoing clause (e), the Company fails to obtain the express assumption of this Agreement by any successor of the Company as provided in section 6.3 hereof; (g) the Company attempts to terminate the Executive for Cause without complying with the provisions of section 1.3 hereof; (h) the Company requires the Executive, without his express written consent, to be based in an office outside of the office in which Executive is based on the date hereof or to travel substantially more extensively than he did prior to the Change of Control; or (i) the Executive determines in good faith that the

Company has, without his consent, effected a significant change in his status within, or the nature or scope of his duties or responsibilities with, the Company that obtained immediately prior to the Change of Control (including but not limited to, subjecting the Executive's activities and exercise of authority to greater immediate supervision than existed prior to the Change of Control); PROVIDED, HOWEVER, that no event designated in clauses (a) through (i) of this sentence shall constitute a Good Reason unless the Executive notifies Interpublic that the Company has committed an action or inaction specified in clauses (a) through (i) (a "Covered Action") and the Company does not cure such Covered Action within 30 days after such notice, at which time such Good Reason shall be deemed to have arisen. Notwithstanding the immediately preceding sentence, no action by the Company shall give rise to a Good Reason if it results from the Executive's termination for Cause or death or from the Executive's resignation for other than a Good Reason, and no action by the Company specified in clauses (a) through (i) of the preceding sentence shall give rise to a Good Reason if it results from the Executive's Disability. If the Executive has a Good Reason to resign, he may in fact resign for a Good Reason for purposes of section 1.1 of this Agreement by, within 30 days after the Good Reason arises, giving Interpublic a minimum of 30 and a maximum of 90 days advance notice of the date of his resignation.

          Section 1.5. DISABILITY. For all purposes of this Agreement, the term "Disability" shall have the same meaning as that term has in the Interpublic Long-Term Disability Plan.

                                   ARTICLE II

                        PAYMENTS UPON A CHANGE OF CONTROL
                        ---------------------------------


          Section 2.1. ELECTIONS BY THE EXECUTIVE. If the Executive so elects prior to a Change of Control, the Company shall pay him, within 30 days following the Change of Control, cash amounts in respect of certain Benefit or Bonus Plans or deferred compensation arrangements designated in sections 2.2 through 2.4 hereof ("Plan Amounts"). The Executive may make an election with respect to the Benefit or Bonus Plans or deferred compensation arrangements covered under any one or more of sections 2.2 through 2.4, but an election with respect to any such section shall apply to all Plan Amounts that are specified therein. Each election shall be made by notice to Interpublic on a form satisfactory to Interpublic and, once made, may be revoked by such notice on such form at any time prior to a Change of Control. If the Executive elects to receive payments under a section of this article II, he shall, upon receipt of such payments, execute a waiver, on a form satisfactory to Interpublic, of such rights as are indicated in that section. If the Executive does not make an election under this article with respect to a Benefit or Bonus Plan or deferred compensation arrangement, his rights to receive payments in respect thereof shall be governed by the Plan or arrangement itself.

          Section 2.2. ESBA. The Plan Amount in respect of all Executive Special Benefit Agreements ("ESBA's") between the Executive and Interpublic shall consist of an amount equal to the present discounted values, using the Discount Rate designated in section 5.8 hereof as of the date of the Change of Control, of all payments that the Executive would have been entitled to receive under the ESBA's if he had terminated employment with the Company on the day immediately prior to the Change of Control. Upon receipt of the Plan Amount in respect of the ESBA's, the Executive shall waive any rights that he may have to payments under the ESBA's. If the Executive makes an election pursuant to, and executes the waiver required under, this section 2.2, his Regular Compensation shall be increased as of the date of the Change of Control at an annual rate equal to the sum of the annual rates of deferred compensation in lieu of which benefits are provided the Executive under any ESBA the Accrual Term for which (as defined in the ESBA) includes the date of the Change of Control.

          Section 2.3. MICP. The Plan Amount in respect of the Company's Management Incentive Compensation Plans ("MICP") and/or the 1997 Performance Incentive Plan ("1997 PIP") shall consist of an amount equal to the sum of all amounts awarded to the Executive under, but deferred pursuant to, the MICP and/or the 1997 PIP as of the date of the Change of Control and all amounts equivalent to interest creditable thereon up to the date that the Plan Amount is paid. Upon receipt of that Plan Amount, the Executive shall waive his rights to receive any amounts under the MICP and/or the 1997 PIP that were deferred prior to the Change of Control and any interest equivalents thereon.

          Section 2.4. DEFERRED COMPENSATION. The Plan Amount in respect of deferred compensation (other than amounts referred to in other sections of this article II) shall be an amount equal to all compensation from the Company that the Executive has earned and agreed to defer (other than through the Interpublic Savings Plan pursuant to Section 401(k) of the Internal Revenue Code (the "Code")) but has not received as of the date of the Change of Control, together with all amounts equivalent to interest creditable thereon through the date that the Plan Amount is paid. Upon receipt of this Plan Amount, the Executive shall waive his rights to receive any deferred compensation that he earned prior to the date of the Change of Control and any interest equivalents thereon.

          Section 2.5. STOCK INCENTIVE PLANS. The effect of a Change of Control on the rights of the Executive with respect to options and restricted shares awarded to him under the Interpublic 1986 Stock Incentive Plan, the 1996 Stock Incentive Plan and the 1997 Performance Incentive Plan, shall be governed by those Plans and not by this Agreement.

                                   ARTICLE III

                      PAYMENTS UPON QUALIFYING TERMINATION
                      ------------------------------------

          Section 3.1. BASIC SEVERANCE PAYMENT. In the event that the Executive is subjected to a Qualifying Termination within two years after a Change of Control, the Company shall pay the Executive within 30 days after the effective date of his Qualifying Termination (his "Termination Date") a cash amount equal to his Base Amount times the number designated in Section 5.9 of this Agreement (the "Designated Number"). The Executive's Base Amount shall equal the average of the Executive's Includable Compensation for the two whole calendar years immediately preceding the date of the Change of Control (or, if the Executive was employed by the Company for only one of those years, his Includable Compensation for that year). The Executive's Includable Compensation for a calendar year shall consist of (a) the compensation reported by the Company on the Form W-2 that it filed with the Internal Revenue Service for that year in respect of the Executive or which would have been reported on such form but for the fact that Executive's services were performed outside of the United States, plus (b) any compensation payable to the Executive during that year the receipt of which was deferred at the Executive's election or by employment agreement to a subsequent year, minus (c) any amounts included on the Form W-2 (or which would have been included if Executive had been employed in the United States) that represented either (i) amounts in respect of a stock option or restricted stock plan of the Company or (ii) payments during the year of amounts payable in prior years but deferred at the Executive's election or by employment agreement to a subsequent year. The compensation referred to in clause (b) of the immediately preceding sentence shall include, without limitation, amounts initially payable to the Executive under the MICP or a Long-Term Performance Incentive Plan or the 1997 PIP in that year but deferred to a subsequent year, the amount of deferred compensation for the year in lieu of which benefits are provided the Executive under an ESBA and amounts of Regular Compensation earned by the Executive during the year but deferred to a subsequent year (including amounts deferred under Interpublic Savings Plan pursuant to Section 401(k) of the Code); clause (c) of such sentence shall include, without limitation, all amounts equivalent to interest paid in respect of deferred amounts and all amounts of Regular Compensation paid during the year but earned in a prior year and deferred.

          Section 3.2. MICP SUPPLEMENT. The Company shall also pay the Executive within 30 days after his Termination Date a cash amount equal to (a) in the event that the Executive received an award under the MICP (or the Incentive Award program applicable outside the United States) or the 1997 PIP ("Incentive Award") in respect of the year immediately prior to the year that includes the Termination Date (the latter year constituting the "Termination Year"), the amount of that award multiplied by the fraction of the Termination Year preceding the Termination Date or (b) in the event that the Executive did not receive an MICP award (or an Incentive Award) in respect of the year immediately prior to the Termination Year, the amount of the MICP award (or Incentive Award) that Executive received in respect of the second year immediately prior to the Termination Year multiplied by one plus the fraction of the Termination Year preceding the Termination Date.

                                   ARTICLE IV

                                   TAX MATTERS
                                   -----------

          Section 4.1. Withholding. The Company may withhold from any amounts payable to the Executive hereunder all federal, state, city or other taxes that the Company may reasonably determine are required to be withheld pursuant to any applicable law or regulation, but, if the Executive has made the election provided in section 4.2 hereof, the Company shall not withhold amounts in respect of the excise tax imposed by Section 4999 of the Code or its successor.

          Section 4.2. Disclaimer. If the Executive so agrees prior to a Change of Control by notice to the Company in form satisfactory to the Company, the amounts payable to the Executive under this Agreement but not yet paid thereto shall be reduced to the largest amounts in the aggregate that the Executive could receive, in conjunction with any other payments received or to be received by him from any source, without any part of such amounts being subject to the excise tax imposed by Section 4999 of the Code or its successor. The amount of such reductions and their allocation among amounts otherwise payable to the Executive shall be determined either by the Company or by the Executive in consultation with counsel chosen (and compensated) by him, whichever is designated by the Executive in the aforesaid notice to the Company (the "Determining Party"). If, subsequent to the payment to the Executive of amounts reduced pursuant to this section 4.2, the Determining Party should reasonably determine, or the Internal Revenue Service should assert against the party other than the Determining Party, that the amount of such reductions was insufficient to avoid the excise tax under Section 4999 (or the denial of a deduction under Section 280G of the Code or its successor), the amount by which such reductions were insufficient shall, upon notice to the other party, be deemed a loan from the Company to the Executive that the Executive shall repay to the Company within one year of such reasonable determination or assertion, together with interest thereon at the applicable federal rate provided in section 7872 of the Code or its successor. However, such amount shall not be deemed a loan if and to the extent that repayment thereof would not eliminate the Executive's liability for any Section 4999 excise tax.

                                    ARTICLE V

                               COLLATERAL MATTERS
                               ------------------

          Section 5.l. Nature of Payments. All payments to the Executive under this Agreement shall be considered either payments in consideration of his continued service to the Company, severance payments in consideration of his past services thereto or payments in consideration of the covenant contained in section 5.l0 hereof. No payment hereunder shall be regarded as a penalty to the Company.

          Section 5.2. Legal Expenses. The Company shall pay all legal fees and expenses that the Executive may incur as a result of the Company's contesting the validity, the enforceability or the Executive's interpretation of, or determinations under, this Agreement. Without limitation of the foregoing, Interpublic shall, prior to the earlier of (a) 30 days after notice from the Executive to Interpublic so requesting or (b) the occurrence of a Change of Control, provide the Executive with an irrevocable letter of credit in the amount of $100,000 from a bank satisfactory to the Executive against which the Executive may draw to pay legal fees and expenses in connection with any attempt to enforce any of his rights under this Agreement. Said letter of credit shall not expire before 10 years following the date of this Agreement.

          Section 5.3. Mitigation. The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement either by seeking other employment or otherwise. The amount of any payment provided for herein shall not be reduced by any remuneration that the Executive may earn from employment with another employer or otherwise following his Termination Date.

          Section 5.4. Setoff for Debts. The Company may reduce the amount of any payment due the Executive under article III of this Agreement by the amount of any debt owed by the Executive to the Company that is embodied in a written instrument, that is due to be repaid as of the due date of the payment under this Agreement and that the Company has not already recovered by setoff or otherwise.

          Section 5.5. Coordination with Employment Contract. Payments to the Executive under article III of this Agreement shall be in lieu of any payments for breach of any employment contract between the Executive and the Company to which the Executive may be entitled by reason of a Qualifying Termination, and, before making the payments to the Executive provided under article III hereof, the Company may require the Executive to execute a waiver of any rights that he may have to recover payments in respect of a breach of such contract as a result of a Qualifying Termination. If the Executive has a Good Reason to resign and does so by providing the notice specified in the last sentence of section l.4 of this Agreement, he shall be deemed to have satisfied any notice requirement for resignation, and any service requirement following such notice, under any employment contract between the Executive and the Company.

          Section 5.6. Benefit of Bonus Plans. Except as otherwise provided in this Agreement or required by law, the Company shall not be compelled to include the Executive in any of its Benefit or Bonus Plans following the Executive's Termination Date, and the Company may require the Executive, as a condition to receiving the payments provided under article III hereof, to execute a waiver of any such rights. However, said waiver shall not affect any rights that the Executive may have in respect of his participation in any Benefit or Bonus Plan prior to his Termination Date.

          Section 5.7. Funding. Except as provided in section 5.2 of this Agreement, the Company shall not be required to set aside any amounts that may be necessary to satisfy its obligations hereunder. The Company's potential obligations to make payments to the Executive under this Agreement are solely contractual ones, and the Executive shall have no rights in respect of such payments except as a general and unsecured creditor of the Company.

          Section 5.8. Discount Rate. For purposes of this Agreement, the term "Discount Rate" shall mean the applicable Federal short-term rate determined under Section 1274(d) of the Code or its successor. If such rate is no longer determined, the Discount Rate shall be the yield on 2-year Treasury notes for the most recent period reported in the most recent issue of the Federal Reserve Bulletin or its successor, or, if such rate is no longer reported therein, such measure of the yield on 2-year Treasury notes as the Company may reasonably determine.

          Section 5.9. Designated Number. For purposes of this Agreement, the Designated Number shall be Two (2.0).

          Section 5.10. Covenant of Executive. In the event that the Executive undergoes a Qualifying Termination that entitles him to any payment under article  III of this  Agreement,  he shall  not,  for 18  months  following  his
Termination Date, either (a) solicit any employee of Interpublic or a majority-controlled subsidiary thereof to leave such employ and enter into the employ of the Executive or any person or entity with which the Executive is associated or (b) solicit or handle on his own behalf or on behalf of any person or entity with which he is associated the advertising, public relations, sales promotion or market research business of any advertiser that is a client of Interpublic or a majority-controlled subsidiary thereof as of the Termination Date. Without limitation of any other remedies that the Company may pursue, the Company may enforce its rights under this section 5.l0 by means of injunction. This section shall not limit any other right or remedy that the Company may have under applicable law or any other agreement between the Company and the Executive.

                                   ARTICLE VI

                               GENERAL PROVISIONS
                               ------------------

          Section 6.l. Term of Agreement. This Agreement shall terminate upon the earliest of (a) the expiration of five years from the date of this Agreement if no Change of Control has occurred during that period; (b) the termination of the Executive's employment with the Company for any reason prior to a Change of Control; (c) the Company's termination of the Executive's employment for Cause or death, the Executive's compulsory retirement within the provisions of 29 U.S.C. ss.631(c) (or, if Executive is not a citizen or resident of the United States, compulsory retirement under any applicable procedure of the Company in effect immediately prior to the change of control) or the Executive's resignation for other than Good Reason, following a Change of Control and the Company's and the Executive's fulfillment of all of their obligations under this Agreement; and (d) the expiration following a Change of Control of the Designated Number plus three years and the fulfillment by the Company and the Executive of all of their obligations hereunder.

          Section 6.2. Governing Law. Except as otherwise expressly provided herein, this Agreement and the rights and obligations hereunder shall be construed and enforced in accordance with the laws of the State of New York.

          Section 6.3. Successors to the Company. This Agreement shall inure to the benefit of Interpublic and its subsidiaries and shall be binding upon and enforceable by Interpublic and any successor thereto, including, without limitation, any corporation or corporations acquiring directly or indirectly all or substantially all of the business or assets of Interpublic whether by merger, consolidation, sale or otherwise, but shall not otherwise be assignable by Interpublic. Without limitation of the foregoing sentence, Interpublic shall require any successor (whether direct or indirect, by merger, consolidation, sale or otherwise) to all or substantially all of the business or assets of Interpublic, by agreement in form satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent as Interpublic would have been required to perform it if no such succession had taken place. As used in this agreement, "Interpublic" shall mean Interpublic as heretofore defined and any successor to all or substantially all of its business or assets that executes and delivers the agreement provided for in this section 6.3 or that becomes bound by this Agreement either pursuant to this Agreement or by operation of law.

          Section 6.4. Successor to the Executive. This Agreement shall inure to the benefit of and shall be binding upon and enforceable by the Executive and his personal and legal representatives, executors, administrators, heirs, distributees, legatees and, subject to section 6.5 hereof, his designees ("Successors"). If the Executive should die while amounts are or may be payable to him under this Agreement, references hereunder to the "Executive" shall, where appropriate, be deemed to refer to his Successors.

          Section 6.5. Nonalienability. No right of or amount payable to the Executive under this Agreement shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, hypothecation, encumbrance, charge, execution, attachment, levy or similar process or (except as provided in section 5.4 hereof) to setoff against any obligation or to assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall be void. However, this section 6.5 shall not prohibit the Executive from designating one or more persons, on a form satisfactory to the Company, to receive amounts payable to him under this Agreement in the event that he should die before receiving them.

          Section 6.6. Notices. All notices provided for in this Agreement shall be in writing. Notices to Interpublic shall be deemed given when personally delivered or sent by certified or registered mail or overnight delivery service to The Interpublic Group of Companies, Inc., l27l Avenue of the Americas, New York, New York l0020, attention: Corporate Secretary. Notices to the Executive shall be deemed given when personally delivered or sent by certified or registered mail or overnight delivery service to the last address for the Executive shown on the records of the Company. Either Interpublic or the Executive may, by notice to the other, designate an address other than the foregoing for the receipt of subsequent notices.

          Section 6.7. Amendment. No amendment of this Agreement shall be effective unless in writing and signed by both the Company and the Executive.

          Section 6.8. Waivers. No waiver of any provision of this Agreement shall be valid unless approved in writing by the party giving such waiver. No waiver of a breach under any provision of this Agreement shall be deemed to be a waiver of such provision or any other provision of this Agreement or any subsequent breach. No failure on the part of either the Company or the Executive to exercise, and no delay in exercising, any right or remedy conferred by law or this Agreement shall operate as a waiver of such right or remedy, and no exercise or waiver, in whole or in part, of any right or remedy conferred by law or herein shall operate as a waiver of any other right or remedy.

          Section 6.9. Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall not affect any other provision of this Agreement or part thereof, each of which shall remain in full force and effect.

          Section 6.l0. Captions. The captions to the respective articles and sections of this Agreement are intended for convenience of reference only and have no substantive significance.

          Section 6.ll. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute a single instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                              THE INTERPUBLIC GROUP OF COMPANIES, INC.



                              By /s/ C. KENT KROEBER
                                ----------------------------------------
                                  C. KENT KROEBER



                                 /s/ JAMES R. HEEKIN
                                ----------------------------------------
                                   JAMES R. HEEKIN

Exhibit 10(b)(i)(d)
                              EMPLOYMENT AGREEMENT
                              --------------------

          AGREEMENT  made as of January 1, 1998 by and between  THE  INTERPUBLIC
GROUP  OF  COMPANIES,   INC.,  a  Delaware  corporation  ("Interpublic"  or  the
"Corporation"), and JAMES R. HEEKIN ("Executive").

          In consideration of the mutual promises set forth herein the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------

                               TERM OF EMPLOYMENT
                               ------------------

          1.01 Subject to the provisions of Article VII and Article VIII, and upon the terms and subject to the conditions set forth herein, the Corporation will employ Executive for the period beginning January 1, 1998 ("Commencement Date") and ending on December 31, 2003. (The period during which Executive is employed hereunder is referred to herein as the "term of employment.") Executive will serve the Corporation during the term of employment.

                                   ARTICLE II
                                   ----------

                                     DUTIES
                                     ------

          2.01  During  the term of  employment,  Executive  will:

               (i) Serve as Regional Director Europe of McCann-Erickson Europe, a wholly-owned subsidiary of Interpublic ("McCann").

               (ii) Use his best efforts to promote the interests of the Corporation and McCann and devote his full time and efforts to their business and affairs;

               (iii) Perform such duties as the Corporation and McCann may from time to time assign to him; and (iv) Serve in such other offices of the Corporation and/or McCann as he may be elected or appointed to.

                                  ARTICLE III
                                  -----------

                              REGULAR COMPENSATION
                              --------------------

         3.01 The Corporation will compensate Executive for the duties performed by him hereunder, by payment of a total base salary at the rate of Five Hundred Fifty Thousand Dollars ($550,000) per annum, Fifty Thousand Dollars ($50,000) of which shall be accrued in accordance with an Executive Special Benefit Agreement to be entered into between the Executive and Interpublic. The non-accrued portion of Executive's total base salary shall be payable in equal installments, which the Corporation shall pay at semi-monthly intervals, subject to customary withholding for federal, state and local taxes.

         3.02 The Corporation may at any time increase the compensation paid to Executive under this Article III if the Corporation in its sole discretion shall deem it advisable so to do in order to compensate him fairly for services rendered to the Corporation.

                                   ARTICLE IV
                                   ----------

                                    BONUSES
                                    -------

         4.01 As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Committee grant Executive an award for the 1997-2000 performance period under Interpublic's Long-Term Performance Incentive Plan ("LTPIP") equal to (i) one thousand three hundred fifty (1,350) performance units tied to the cumulative compound profit growth of McCann North America, (ii) four hundred fifty (450) performance units tied to the cumulative compound profit growth of McCann Worldwide, and (iii) eighteen hundred (1,800) performance units tied to the cumulative compound profit growth of McCann Europe.

                                   ARTICLE V
                                   ---------

                               INTERPUBLIC STOCK
                               -----------------

         5.01 As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Compensation Committee of its Board of Directors ("Committee") grant to Executive ten thousand (10,000) shares of Interpublic Common Stock which will be subject to a five year vesting restriction.

         5.02 As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Committee grant to Executive options to purchase twenty thousand (20,000) shares of Interpublic Common Stock, which will be subject to all the terms and conditions of the Interpublic Stock Incentive Plan. Forty percent (40%) of the options will be exercisable after the third anniversary of the date of grant, thirty percent (30%) will be exercisable after the fourth anniversary and thirty percent (30%) will be exercisable after the fifth anniversary of the date of grant through the tenth anniversary of the date of grant.

                                   ARTICLE VI
                                   ----------

                           OTHER EMPLOYMENT BENEFITS
                           -------------------------

         6.01 Executive shall be eligible to participate in such other employee benefits as are available from time to time to other key management executives of Interpublic in accordance with the then-current terms and conditions established by Interpublic for eligibility and employee contributions required for participation in such benefits opportunities.

         6.02 Executive will be entitled to four (4) weeks of vacation per year, to be taken in such amounts and at such times as shall be mutually convenient for Executive and the Corporation.

                                  ARTICLE VII
                                  -----------

                                  TERMINATION
                                  -----------

          7.01 The Corporation may terminate the employment of Executive hereunder:

               (i) By giving Executive notice in writing at any time specifying a termination date not less than twelve (12) months after the date on which such notice is given, in which event Executive's employment hereunder shall terminate on the date specified in such notice, or

               (ii) By giving Executive notice in writing at any time specifying a termination date less than twelve (12) months after the date on which such notice is given. In this event Executive's employment hereunder shall terminate on the date specified in such notice and the Corporation shall thereafter pay him a sum equal to the amount by which twelve (12) months salary at his then current rate exceeds the salary paid to him for the period from the date on which such notice is given to the termination date specified in such notice. Such payment shall be made during the period immediately following the termination date specified in such notice, in successive equal monthly installments each of which shall be equal to one month's salary at the rate in effect at the time of such termination, with any residue in respect of a period less than one month to be paid together with the last installment.

          During the termination period provided in subsection (i), or in the case of a termination under subsection (ii) providing for a termination period of less than twelve (12) months, for a period of twelve (12) months after the termination notice, Executive will be entitled to receive all employee benefits accorded to him prior to termination which are made available to employees generally; provided, that such benefits shall cease upon such date that Executive accepts employment with another employer offering similar benefits.

          7.02 Executive may at any time give notice in writing to the Corporation specifying a termination date not less than twelve (12) months after the date on which such notice is given, in which event his employment hereunder shall terminate on the date specified in such notice, and Executive shall receive his salary until the termination date.

                                  ARTICLE VIII
                                  ------------

                                   COVENANTS
                                   ---------

          8.01 While Executive is employed hereunder by the Corporation he shall not, without the prior written consent of the Corporation, which will not be unreasonably withheld, engage, directly or indirectly, in any other trade, business or employment, or have any interest, direct or indirect, in any other business, firm or corporation; provided, however, that he may continue to own or may hereafter acquire any securities of any class of any publicly-owned company.

          8.02 Executive shall treat as confidential and keep secret the affairs of the Corporation and shall not at any time during the term of employment or for a period of three years thereafter, without the prior written consent of the Corporation, divulge, furnish or make known or accessible to, or use for the benefit of, anyone other than the Corporation and its subsidiaries and affiliates any information of a confidential nature relating in any way to the business of the Corporation or its subsidiaries or affiliates or their clients and obtained by him in the course of his employment hereunder.

          8.03 All records, papers and documents kept or made by Executive relating to the business of the Corporation or its subsidiaries or affiliates or their clients shall be and remain the property of the Corporation.

          8.04 All articles invented by Executive, processes discovered by him, trademarks, designs, advertising copy and art work, display and promotion materials and, in general, everything of value conceived or created by him pertaining to the business of the Corporation or any of its subsidiaries or affiliates during the term of employment, and any and all rights of every nature whatever thereto, shall immediately become the property of the Corporation, and Executive will assign, transfer and deliver all patents, copyrights, royalties, designs and copy, and any and all interests and rights whatever thereto and thereunder to the Corporation.

          8.05 Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of twenty-four (24) months from such termination, (a) solicit any employee of the Corporation, Interpublic or any affiliated company of Interpublic to leave such employ to enter the employ of Executive or of any person, firm or corporation with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the event marketing, public relations, advertising, sales promotion or market research business of any person or entity which is a client of the Corporation.

          8.06 If at the time of enforcement of any provision of this Agreement, a court shall hold that the duration, scope or area restriction of any provision hereof is unreasonable under circumstances now or then existing, the parties hereto agree that the maximum duration, scope or area reasonable under the circumstances shall be substituted by the court for the stated duration, scope or area.

          8.07 Executive acknowledges that a remedy at law for any breach or attempted breach of Article VIII of this Agreement will be inadequate, and agrees that the Corporation shall be entitled to specific performance and injunctive and other equitable relief in the case of any such breach or attempted breach.

          8.08 Executive represents and warrants that neither the execution and delivery of this Employment Agreement nor the performance of Executive's services hereunder will conflict with, or result in a breach of, any agreement to which Executive is a party or by which he may be bound or affected, in particular the terms of any employment agreement to which Executive may be a party. Executive further represents and warrants that he has full right, power and authority to enter into and carry out the provisions of this Employment Agreement.

                                   ARTICLE IX
                                   ----------

                                   Assignment
                                   ----------

          9.01 This Agreement shall be binding upon and enure to the benefit of the successors and assigns of the Corporation. Neither this Agreement nor any rights hereunder shall be assignable by Executive and any such purported assignment by him shall be void.

                                   ARTICLE X
                                   ---------

                                AGREEMENT ENTIRE
                                ----------------

         10.01 This Agreement constitutes the entire understanding between the Corporation and Executive concerning his employment by the Corporation or any of its parents, affiliates or subsidiaries and supersedes any and all previous agreements between Executive and the Corporation or any of its parents, affiliates or subsidiaries concerning such employment, and/or any compensation or bonuses. Each party hereto shall pay its own costs and expenses (including legal fees) incurred in connection with the preparation, negotiation and execution of this Agreement. This Agreement may not be changed orally.

                                   ARTICLE XI
                                   ----------

                                 APPLICABLE LAW
                                 --------------

          11.01 The Agreement shall be governed by and construed in accordance with the laws of the State of New York.


                                        THE INTERPUBLIC GROUP OF
                                        COMPANIES, INC.


                                        By: /s/ C. KENT KROEBER
                                           -------------------------------------
                                           Name:  KENT KROEBER


                                        By: /s/ JAMES R. HEEKIN
                                           -------------------------------------
                                           Name: JAMES R. HEEKIN

Exhibit 10(b)(i)(e)

                      EXECUTIVE SPECIAL BENEFIT AGREEMENT
                      -----------------------------------


          AGREEMENT made as of February 1, 1998 by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and JAMES R. HEEKIN (hereinafter referred to as "Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

          WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

          NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                   ---------

                     DEATH AND SPECIAL RETIREMENT BENEFITS
                     -------------------------------------

          1.01 For purposes of this Agreement the "Accrual Term" shall mean the period of ninety-six (96) months beginning on the date of this Agreement and ending on the day preceding the eighth anniversary hereof or on such earlier date on which Executive shall cease to be in the employ of the Corporation.

          1.02 The Corporation shall provide Executive with the following benefits contingent upon Executive's compliance with all the terms and conditions of this Agreement and Executive's satisfactory completion of a physical examination in connection with an insurance policy on the life of Executive which Interpublic or its assignee (other than Executive) proposes to obtain and own. Effective at the end of the Accrual Term, Executive's annual compensation will be increased by Fifty Thousand Dollars ($50,000) if Executive is in the employ of the Corporation at that time.

          1.03 If, during the Accrual Term or thereafter during a period of employment by the Corporation which is continuous from the date of this Agreement, Executive shall die while in the employ of the Corporation, the Corporation shall pay to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) survivor income payments of One Hundred Twenty Thousand Dollars ($120,000) per annum for fifteen (15) years following Executive's death, such payments to be made on January 15th of each of the fifteen (15) years beginning with the year following the year in which Executive dies.

          1.04 If, after a continuous period of employment from the date of this Agreement, Executive shall retire from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the rate of One Hundred Twenty Thousand Dollars ($120,000) per annum for fifteen (15) years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments.

          1.05 If, after a continuous period of employment from the date of this Agreement, Executive shall retire, resign, or be terminated from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's fifty-fifth birthday but prior to Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the annual rates set forth below for fifteen years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments:

Last Day of Employment                                      Annual Rate
----------------------                                      -----------

On or after 55th birthday but prior to 56th birthday        $ 62,400
On or after 56th birthday but prior to 57th birthday        $ 76,800
On or after 57th birthday but prior to 58th birthday        $ 91,200
On or after 58th birthday but prior to 59th birthday        $105,600
On or after 59th birthday but prior to 60th birthday        $112,800


          1.06 If, following such termination of employment, Executive shall die before payment of all of the installments provided for in Section 1.04 or
Section 1.05, any remaining installments shall be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 or, in the absence of such designation, to the Executor of the Will or the Administrator of the Estate of Executive.

          1.07 For purposes of Sections 1.03, 1.04 and 1.05, or any of them, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

          1.08 If Executive shall die while in the employ of the Corporation, no sum shall be payable pursuant to Sections 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

          1.09 In  connection  with the life  insurance  policy  referred  to in
Section 1.02, Interpublic has relied on written representations made by Executive concerning Executive's age and the state of Executive's health. If said representations are untrue in any material respect, whether directly or by omission, and if the Corporation is damaged by any such untrue representations, no sum shall be payable pursuant to Sections 1.03, 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

          1.10 It is expressly agreed that Interpublic or its assignee (other than Executive) shall at all times be the sole and complete owner and beneficiary of the life insurance policy referred to in Sections 1.02 and 1.09, shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without the knowledge or consent of Executive or Executive's designated beneficiary or any other person and that neither Executive nor Executive's designated beneficiary nor any other person shall have any right, title or interest, legal or equitable, whatsoever in or to such policy.

                                   ARTICLE II
                                   ----------

                       ALTERNATIVE DEFERRED COMPENSATION
                       ---------------------------------

          2.01 If Executive shall, for any reason other than death, cease to be employed by the Corporation on a date prior to Executive's fifty-fifth birthday, the Corporation shall, in lieu of any payment pursuant to Article I of this Agreement, compensate Executive by payment, at the times and in the manner specified in Section 2.02, of a sum computed at the rate of Fifty Thousand Dollars ($50,000) per annum for each full year and proportionate amount for any part year from the date of this Agreement to the date of such termination during which Executive is in the employ of the Corporation. Such payment shall be conditional upon Executive's compliance with all the terms and conditions of this Agreement.

          2.02 The aggregate compensation payable under Section 2.01 shall be paid in equal consecutive monthly installments commencing with the first month in which Executive is no longer in the employ of the Corporation and continuing for a number of months equal to the number of months which have elapsed from the date of this Agreement to the commencement date of such payments, up to a maximum of ninety-six (96) months.

          2.03 If Executive dies while receiving payments in accordance with the provisions of Section 2.02, any installments payable in accordance with the provisions of Section 2.02 less any amounts previously paid Executive in accordance therewith, shall be paid to the Executor of the Will or the Administrator of the Estate of Executive.

          2.04 It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreements adopted effective as of January 1, 1974 by Interpublic.

                                  ARTICLE III
                                  -----------

                    NON-SOLICITATION OF CLIENTS OR EMPLOYEES
                    ----------------------------------------

          3.01 Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of twenty-four (24) months from such termination, if such termination occurs during the first two (2) years of employment hereunder, or for a period of twelve (12) months if such termination occurs subsequent to the first two years of employment, either (a) solicit any employee of the Corporation to leave such employ to enter the employ of Executive or of any corporation or enterprise with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of the Corporation at the time of such termination and as to which brand Executive devoted services.

                                   ARTICLE IV
                                   ----------

                                   ASSIGNMENT
                                   ----------

          4.01 This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally, nor may this Agreement be amended to increase the amount of any benefits that are payable pursuant to this Agreement or to accelerate the payment of any such benefits.

                                   ARTICLE V
                                   ---------

                        CONTRACTUAL NATURE OF OBLIGATION
                        --------------------------------

          5.01 The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement. Executive's rights with respect to any benefit to which Executive has become entitled under this Agreement, but which Executive has not yet received, shall be solely the rights of a general unsecured creditor of the Corporation.

                                   ARTICLE VI
                                   ----------

                                 APPLICABLE LAW
                                 --------------

          6.01 This Agreement shall be governed by and construed in accordance with the laws of the State of New York. THE INTERPUBLIC GROUP OF COMPANIES, INC.


                              THE INTERPUBLIC GROUP OF
                              COMPANIES, INC.



                              By /s/ C. KENT KROEBER
                                ----------------------------------------
                                  C. KENT KROEBER



                                 /s/ JAMES R. HEEKIN
                                ----------------------------------------
                                   JAMES R. HEEKIN

Exhibit 10(b)(i)(f)

                             SUPPLEMENTAL AGREEMENT
                             ----------------------

          SUPPLEMENTAL   AGREEMENT  made  as  of  March  28,  2000  between  THE
INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation ("Interpublic") and JAMES R. HEEKIN ("Executive").


                              W I T N E S S E T H:
                              -------------------

          WHEREAS,  Interpublic  and  Executive  are  parties  to an  Employment
Agreement  made  as  of  January  1,  1998  (hereinafter   referred  to  as  the
"Agreement"); and

          WHEREAS, Interpublic and Executive desire to amend the Agreement; NOW, THEREFORE, in consideration of the mutual promises herein and in the Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

          1. Paragraph 3.01 of the Agreement is hereby deleted and amended to read in its entirety as follows: "The Corporation will compensate Executive for the duties performed by him hereunder, by payment of a total base salary at the rate of Eight Hundred Seventy Thousand Dollars ($870,000) per annum, One Hundred Thousand Dollars ($100,000) of which shall be accrued in accordance with certain Executive Special Benefit Agreements entered into between the Executive and Interpublic. The non-accrued portion of Executive's total base salary shall be payable in equal installments, which the Corporation shall pay at semi-monthly intervals, subject to customary withholding for federal, state and local taxes."

          2. A new paragraph 5.03 shall be added to read as follows: "Executive has been granted: (i) effective December 16, 1999, seventy thousand (70,000) shares of Interpublic Common Stock which are subject to a five-year vesting restriction, and (ii) effective March 21, 2000 an additional thirty thousand (30,000) shares of Interpublic Common Stock, which are subject to a seven-year vesting restriction."

          3. A new paragraph 5.04 shall be added to read as follows: "Executive has been granted: (i) effective December 12, 1999, options to purchase one hundred thousand (100,000) shares of Interpublic Common Stock, and (ii) effective March 21, 2000, options to purchase eighty thousand (80,000) shares of Interpublic Common Stock, all of which are subject to all the terms and conditions of the Interpublic Stock Incentive Plan. Forty percent (40%) of the options will be exercisable after the third anniversary of the date of grant, thirty percent (30%) will be exercisable after the fourth anniversary and thirty percent (30%) will be exercisable after the fifth anniversary of the date of grant through the tenth anniversary of the date of grant."

          Except as hereinabove amended, the Agreement shall continue in full force and effect.

          This Supplemental Agreement shall be governed by the laws of the State of New York, applicable to contracts made and fully to be performed therein.

                              THE INTERPUBLIC GROUP OF
                              COMPANIES, INC.



                              By /s/ C. KENT KROEBER
                                ----------------------------------------
                                  C. KENT KROEBER



                                 /s/ JAMES R. HEEKIN
                                ----------------------------------------
                                   JAMES R. HEEKIN

Exhibit 10(b)(i)(g)

                             SUPPLEMENTAL AGREEMENT
                             ----------------------

          SUPPLEMENTAL AGREEMENT made as of June 1, 2000, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and James R. Heekin (hereinafter referred to as "Executive").

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, the Corporation and Executive are parties to an Executive Severance Agreement made as of January 1, 1998 (hereinafter referred to as the "Agreement"); and

          WHEREAS, the Corporation and Executive desire to amend the Executive Severance Agreement; NOW, THEREFORE, in consideration of the mutual promises herein and in the Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

          1. Paragraph 5.9 of the Agreement is hereby amended effective June 1, 2000, so as to delete "Two (2.0)" and to substitute therefor "Three (3)".

          2. Except as hereinabove amended, the Agreement shall continue in full force and effect.

          3. This Supplemental Agreement shall be governed by the laws of the State of New York.


                              THE INTERPUBLIC GROUP OF
                              COMPANIES, INC.



                              By /s/ C. KENT KROEBER
                                ----------------------------------------
                                  C. KENT KROEBER



                                 /s/ JAMES R. HEEKIN
                                ----------------------------------------
                                   JAMES R. HEEKIN

Exhibit 10(b)(i)(h)

                      EXECUTIVE SPECIAL BENEFIT AGREEMENT
                      -----------------------------------

          AGREEMENT made as of January 1, 2000, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and JAMES R. HEEKIN (hereinafter referred to as "Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

          WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

          NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                   ---------

                     Death and Special Retirement Benefits
                     -------------------------------------

          1.01 For purposes of this Agreement the "Accrual Term" shall mean the period of ninety-six (96) months beginning on the date of this Agreement and ending on the day preceding the eighth anniversary hereof or on such earlier date on which Executive shall cease to be in the employ of the Corporation.

          1.02 The Corporation shall provide Executive with the following benefits contingent upon Executive's compliance with all the terms and conditions of this Agreement and Executive's satisfactory completion of a physical examination in connection with an insurance policy on the life of Executive which Interpublic or its assignee (other than Executive) proposes to obtain and own. Effective at the end of the Accrual Term, Executive's annual compensation will be increased by Twenty Five Thousand Dollars ($25,000) if Executive is in the employ of the Corporation at that time.

          1.03 If, during the Accrual Term or thereafter during a period of employment by the Corporation which is continuous from the date of this Agreement, Executive shall die while in the employ of the Corporation, the Corporation shall pay to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) survivor income payments of Fifty Thousand Dollars ($50,000) per annum for fifteen (15) years following Executive's death, such payments to be made on January 15th of each of the fifteen (15) years beginning with the year following the year in which Executive dies.

          1.04 If, after a continuous period of employment from the date of this Agreement, Executive shall retire from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the rate of Fifty Thousand Dollars ($50,000) per annum for fifteen (15) years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments.

          1.05 If, after a continuous period of employment from the date of this Agreement, Executive shall retire, resign, or be terminated from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's fifty-eighth birthday but prior to Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the annual rates set forth below for fifteen years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments:

Last Day of Employment                                         Annual Rate
----------------------                                         -----------
On or after 58th birthday but prior to 59th birthday           $38,000
On or after 59th birthday but prior to 60th birthday           $44,000

          1.06 If, following such termination of employment, Executive shall die before payment of all of the installments provided for in Section 1.04 or
Section 1.05, any remaining installments shall be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 or, in the absence of such designation, to the Executor of the Will or the Administrator of the Estate of Executive.

          1.07 For purposes of Sections 1.03, 1.04 and 1.05, or any of them, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

          1.08 If Executive shall die while in the employ of the Corporation, no sum shall be payable pursuant to Sections 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

          1.09 In  connection  with the life  insurance  policy  referred  to in
Section 1.02, Interpublic has relied on written representations made by Executive concerning Executive's age and the state of Executive's health. If said representations are untrue in any material respect, whether directly or by omission, and if the Corporation is damaged by any such untrue representations, no sum shall be payable pursuant to Sections 1.03, 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

          1.10 It is expressly agreed that Interpublic or its assignee (other than Executive) shall at all times be the sole and complete owner and beneficiary of the life insurance policy referred to in Sections 1.02 and 1.09, shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without the knowledge or consent of Executive or Executive's designated beneficiary or any other person and that neither Executive nor Executive's designated beneficiary nor any other person shall have any right, title or interest, legal or equitable, whatsoever in or to such policy.

                                   ARTICLE II
                                   ----------

                       Alternative Deferred Compensation
                       ---------------------------------

          2.01 If Executive shall, for any reason other than death, cease to be employed by the Corporation on a date prior to Executive's fifty-eighth birthday, the Corporation shall, in lieu of any payment pursuant to Article I of this Agreement, compensate Executive by payment, at the times and in the manner specified in Section 2.02, of a sum computed at the rate of Twenty Thousand Dollars ($25,000) per annum for each full year and proportionate amount for any part year from the date of this Agreement to the date of such termination during which Executive is in the employ of the Corporation with a maximum payment of Twenty Five Thousand Dollars ($25,000). Such payment shall be conditional upon Executive's compliance with all the terms and conditions of this Agreement.

          2.02 The aggregate compensation payable under Section 2.01 shall be paid in equal consecutive monthly installments commencing with the first month in which Executive is no longer in the employ of the Corporation and continuing for a number of months equal to the number of months which have elapsed from the date of this Agreement to the commencement date of such payments, up to a maximum of ninety-six (96) months.

          2.03 If Executive dies while receiving payments in accordance with the provisions of Section 2.02, any installments payable in accordance with the provisions of Section 2.02 less any amounts previously paid Executive in accordance therewith, shall be paid to the Executor of the Will or the Administrator of the Estate of Executive.

          2.04 It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreements adopted effective as of January 1, 1974 by Interpublic.

                                  ARTICLE III
                                  -----------

                    Non-solicitation of Clients or Employees
                    ----------------------------------------

          3.01 Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of twelve months either (a) solicit any employee of the Corporation to leave such employ to enter the employ of Executive or of any corporation or enterprise with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of the Corporation at the time of such termination.

                                   ARTICLE IV
                                   ----------

                                   Assignment
                                   ----------

          4.01 This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally, nor may this Agreement be amended to increase the amount of any benefits that are payable pursuant to this Agreement or to accelerate the payment of any such benefits.

                                   ARTICLE V
                                   ---------

                        Contractual Nature of Obligation
                        --------------------------------

          5.01 The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement. Executive's rights with respect to any benefit to which Executive has become entitled under this Agreement, but which Executive has not yet received, shall be solely the rights of a general unsecured creditor of the Corporation.

                                   ARTICLE VI
                                   ----------

                                 Applicable Law
                                 --------------

          6.01 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                              THE INTERPUBLIC GROUP OF
                              COMPANIES, INC.



                              By /s/ C. KENT KROEBER
                                ----------------------------------------
                                  C. KENT KROEBER



                                 /s/ JAMES R. HEEKIN
                                ----------------------------------------
                                   JAMES R. HEEKIN

Exhibit 10(b)(ii)(a)

                             SUPPLEMENTAL AGREEMENT
                             ----------------------

          AGREEMENT  made as of June 30,  2000 by and  between  THE  INTERPUBLIC
GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and BARRY LINSKY (hereinafter referred to as "Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Executive and Interpublic are parties to an Executive Special Benefit Agreement made as of March 1, 1987, and Supplemental Agreements made as of May 23, 1990 and March 1, 1993 (hereinafter referred to collectively as the "Agreement"); and;

          WHEREAS, the Corporation and Executive desire to amend the Agreement;

          NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

          1. Section 1.03 of the Agreement is hereby amended, so as to delete "per annum for fifteen years following Executive's death, such payments to be made on January 15th of each of the fifteen (15) years beginning with the year following the year in which Executive dies" and to substitute "per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's death, and in equal monthly installments thereafter". 2. A new Section 1.11 to the Agreement is hereby added to read in its entirety as follows: "If Executive's employment continues beyond the maximum target benefit age provided in this Agreement, the maximum target age benefit will be increased 4% annually until Executive fully retires. In no event, however, will the 4% annual benefit increase be applied past the year 2003".

          3. Except as herein above amended, the Agreement shall continue in full force and effect.

          4. This Supplemental Agreement shall be governed by the laws of the State of New York.

                              THE INTERPUBLIC GROUP OF
                              COMPANIES, INC.



                              By /s/ C. KENT KROEBER
                                ----------------------------------------
                                  C. KENT KROEBER



                                 /s/  BARRY LINSKY
                                ----------------------------------------
                                   BARRY LINSKY

Exhibit 10(b)(ii)(b)

             EXECUTIVE SPECIAL BENEFIT-INCOME REPLACEMENT AGREEMENT
             ------------------------------------------------------


          AGREEMENT made as of June 1, 2000 by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and BARRY R. LINKSY (hereinafter referred to as "Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

          WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit-Income Replacement Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

          NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                   ---------

                           Income Replacement Payment
                           --------------------------

          1.01 Effective January 1, 2002, provided Executive is employed by the Corporation on such date, the Corporation shall provide Executive with the following benefits:

          (a) Upon Executive's retirement from the employ of the Corporation, the Corporation shall pay or cause to be paid, to Executive Two Hundred and Fifty-Eight Thousand Dollars ($258,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the month following Executive's last day of employment and in equal monthly installments thereafter. If Executive should die before all annual payments under this
     Section 1.01(a) are made, such payments shall continue to be paid to Executive's estate in accordance with the terms of this Agreement.

          (b) If Executive shall die while in the employ of the Corporation (or while payments are being made under Section 1.01(a) of this Agreement), the Corporation shall pay or cause to be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.02 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) Two Hundred and Fifty-Eight Thousand Dollars ($258,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's death and in equal monthly installments thereafter.

          (c) In the event of the Executive's death, the Executor of the Will, or its Administrator of the Estate of the Executive can apply for a present value payment of any unpaid portion of the payments to be made under this Agreement, which the Corporation may grant, in its discretion. In such event, the present value shall be based on an annual rate approved by the Board of Directors.

          1.02 For purposes of this Agreement, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

                                   ARTICLE II
                                   ----------

                                   Assignment
                                   ----------

          2.01 This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally.

                                  ARTICLE III
                                  -----------

                        Contractual Nature of Obligation
                        --------------------------------

          3.01 The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement.

                                   ARTICLE IV
                                   ----------

                               General Provisions
                               ------------------

          4.01 It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreement adopted effective as of January 1, 1974 by Interpublic.

          4.02 This Agreement shall be governed by and construed in accordance with the Employee Retirement Income Security Act of 1974, as amended, and to the extent not preempted thereby, the laws of the State of New York.

          4.03 The Corporation shall have the right to withhold from all payments made to Executive or his estate or beneficiary under this Agreement all taxes which it shall reasonably determine shall be required.

                              THE INTERPUBLIC GROUP OF
                              COMPANIES, INC.



                              By /s/ C. KENT KROEBER
                                ----------------------------------------
                                Name:  C. KENT KROEBER
                                Title: Senior Vice President, Human
                                       Resources


                                 /s/  BARRY R. LINSKY
                                ----------------------------------------
                                    BARRY R. LINSKY

Exhibit 10(b)(ii)(c)

                             SUPPLEMENTAL AGREEMENT
                             ----------------------

          SUPPLEMENTAL AGREEMENT made as of March 26, 2001 by and between The Interpublic Group of Companies, Inc., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and BARRY R. LINSKY (hereinafter referred to as "Executive").

                              W I T N E S S E T H;
                              -------------------

          WHEREAS, the Corporation and Executive are parties to an Employment Agreement made as of January 1, 1991, a Supplemental Agreement dated as of August 15, 1992, a Supplemental Agreement dated as of January 1, 1995, a Supplemental Agreement made as of January 1, 1996 and a Supplemental Agreement dated as of August 1, 1996 (hereinafter collectively referred to as the "Employment Agreement"); and

          WHEREAS, the Corporation and Executive desire to amend the Agreement;

          NOW, THEREFORE, in consideration of the mutual promises herein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

          1. Section 1.01 of the Employment Agreement is hereby amended, effective as of March 26, 2001, so as to delete: "and ending on December 31, 2000" therefrom and substitute "and ending on December 31, 2005" therefore.

          2. Section 2.01 (iii) of the Employment Agreement is hereby amended, effective as of March 26, 2001, so as to delete: "Executive's initial position will be Senior Vice President-Planning and Business Development at Interpublic" therefrom and substitute "Serve as Executive Vice President" therefore.

          . 3. Except as hereinabove amended, the Employment Agreement shall continue in full force and effect.

          4. This Supplemental Agreement shall be governed by the laws of the State of New York.


                              THE INTERPUBLIC GROUP OF
                              COMPANIES, INC.



                              By /s/ C. KENT KROEBER
                                ----------------------------------------
                                  C. KENT KROEBER



                                 /s/ BARRY R. LINSKY
                                ----------------------------------------
                                    BARRY R. LINSKY

Exhibit 10(b)(iii)(a)

                             SUPPLEMENTAL AGREEMENT
                             ----------------------

          AGREEMENT  made as of June 30,  2000 by and  between  THE  INTERPUBLIC
GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and C. KENT KROEBER (hereinafter referred to as "Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Executive and Interpublic are parties to an Executive Special Benefit Agreement made as of July 1, 1987, and Supplemental Agreements made as of May 23, 1990, June 1, 1994 and October 27, 1998 (hereinafter referred to collectively as the "Agreement"); and;

          WHEREAS, the Corporation and Executive desire to amend the Agreement;

          NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

          1. Section 1.03 of the July 1, 1987 Agreement and Sections 1.02 of the October 27, 1998 and June 1, 1994 Agreements are hereby amended, so as to delete "per annum for fifteen (15) years following Executive's death, such payments to be made on January 15th of each of the fifteen (15) years beginning with the year following the year in which Executive dies" and to substitute "per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's death, and in equal monthly installments thereafter".

          2. A new Section 1.11 to the July 1, 1987  Agreement and a new Section
1.05 to the October 27, 1998 Agreement are hereby added to read in their entirety as follows: "If Executive's employment continues beyond the maximum target benefit age provided in this Agreement, the maximum target age benefit will be increased 4% annually until Executive fully retires. In no event, however, will the 4% annual benefit increase be applied past the year 2003".

          3. Except as herein above amended, the Agreement shall continue in full force and effect.

          4. This Supplemental Agreement shall be governed by the laws of the State of New York.

                              THE INTERPUBLIC GROUP OF
                              COMPANIES, INC.



                              By /s/ NICHOLAS J. CAMERA
                                ----------------------------------------
                                By:  NICHOLAS J. CAMERA



                                 /s/ C. KENT KROEBER
                                ----------------------------------------
                                   C. KENT KROEBER

Exhibit 10(b)(iii)(b)


             EXECUTIVE SPECIAL BENEFIT-INCOME REPLACEMENT AGREEMENT
             ------------------------------------------------------


          AGREEMENT made as of June 1, 2000 by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and C. KENT KROEBER (hereinafter referred to as "Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

          WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit-Income Replacement Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

          NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                   ---------

                           Income Replacement Payment
                           --------------------------

          1.01 Effective January 1, 2002, provided Executive is employed by the Corporation on such date, the Corporation shall provide Executive with the following benefits:

          (a) Upon Executive's retirement from the employ of the Corporation, the Corporation shall pay or cause to be paid, to Executive Two Hundred and Eighty-Six Thousand Dollars ($286,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's last day of employment and in equal monthly installments thereafter. If Executive should die before all annual payments under this Section 1.01(a) are made, such payments shall continue to be paid to Executive's estate in accordance with the terms of this Agreement.

          (b) If Executive shall die while in the employ of the Corporation (or while payments are being made under Section 1.01(a) of this Agreement), the Corporation shall pay or cause to be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.02 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) Two Hundred and Eighty-Six Thousand Dollars ($286,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's death, and in equal monthly installments thereafter.

          (c) In the event of the Executive's death, the Executor of the Will, or its Administrator of the Estate of the Executive can apply for a present value payment of any unpaid portion of the payments to be made under this Agreement, which the Corporation may grant, in its discretion. In such event, the present value shall be based on an annual rate approved by the Board of Directors.

          1.02 For purposes of this Agreement, Executive may at any time designate a beneficiary or beneficiaries by filing with the General Counsel and Secretary of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

                                   ARTICLE II
                                   ----------

                                   Assignment
                                   ----------

          2.01 This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally.

                                  ARTICLE III
                                  -----------

                        Contractual Nature of Obligation
                        --------------------------------

          3.01 The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement.

                                   ARTICLE IV
                                   ----------

                               General Provisions
                               ------------------

          4.01 It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreement adopted effective as of January 1, 1974 by Interpublic.

          4.02 This Agreement shall be governed by and construed in accordance with the Employee Retirement Income Security Act of 1974, as amended, and to the extent not preempted thereby, the laws of the State of New York.

          4.03 The Corporation shall have the right to withhold from all payments made to Executive or his estate or beneficiary under this Agreement all taxes which it shall reasonably determine shall be required.


                              THE INTERPUBLIC GROUP OF
                              COMPANIES, INC.



                              By /s/ NICHOLAS J. CAMERA
                                ----------------------------------------
                                Name: NICHOLAS J. CAMERA
                                Title: Senior Vice President
                                       General Counsel and Secretary



                                 /s/ C. KENT KROEBER
                                ----------------------------------------
                                   C. KENT KROEBER

Exhibit 10(b)(iv)(a)

                             SUPPLEMENTAL AGREEMENT
                             ----------------------


          AGREEMENT  made as of June 30,  2000 by and  between  THE  INTERPUBLIC
GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and THOMAS J. VOLPE (hereinafter referred to as "Executive"). W I T N E S S E T H:

          WHEREAS, Executive and Interpublic are parties to an Executive Special Benefit Agreement made as of April 1, 1986 and Supplemental Agreements made as of May 23, 1990 and March 21, 2000 (hereinafter referred to collectively as the "Agreement"); and;

          WHEREAS, the Corporation and Executive desire to amend the Agreement;

          NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

          1. Section 1.03 of the April 1,1986 Agreement is hereby amended, so as to delete "per annum for fifteen years following Executive's death, such payments to be made on January 15 of each of the fifteen years beginning with the year following the year in which Executive dies" and to substitute "per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's death, and in equal monthly installments thereafter".

          2. Section 1.02 of the March 21, 2000 agreement is hereby amended, so as to delete "per annum for fifteen (15) years following Executive's death, such payments to be made on the 15th of the month following the month in which Executive dies, and on each anniversary of such date for each of the fourteen
(14) years thereafter" and substitute "per annum for fifteen years in monthly installments beginning with the 15th of the calendar month following Executive's death, and in equal monthly installments thereafter".

          3. Section 1.03 of the March 21, 2000 agreement is hereby amended, so as to delete "per annum for fifteen (15) years following Executive's last day of employment, such payments to be made on the 15th of the month following the month in which Executive retires, and on each anniversary of such date for each of the fourteen (14) years thereafter" and substitute "per annum for fifteen years in monthly installments beginning with the 15th of the calendar month following Executive's last day of employment, and in equal monthly installments thereafter".

          4. A new Section 1.11 to the April 1, 1986 Agreement is hereby added to read in their entirety as follows: "If Executive's employment continues beyond the maximum target benefit age provided in this Agreement, the maximum target age benefit will be increased 4% annually until Executive fully retires. In no event, however, will the 4% annual benefit increase be applied past the year 2003".

          5. Except as herein above amended, the Agreement shall continue in full force and effect.

          6. This Supplemental Agreement shall be governed by the laws of the State of New York.


                              THE INTERPUBLIC GROUP OF
                              COMPANIES, INC.



                              By /s/ C. KENT KROEBER
                                ----------------------------------------
                                   C. KENT KROEBER



                                 /s/ THOMAS J. VOLPE
                                ----------------------------------------
                                   THOMAS J. VOLPE

Exhibit 10(b)(iv)(b)

                             SUPPLEMENTAL AGREEMENT
                             ----------------------

                  AGREEMENT made as of June 30, 2000 by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and THOMAS J. VOLPE (hereinafter referred to as "Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Executive and Interpublic are parties to an Executive Special
Benefit  Agreement-Income   Replacement  Agreement  made  as  of  June  1,  2000
(hereinafter referred to as the "AGREEMENT"); and;

          WHEREAS, the Corporation and Executive desire to amend the Agreement;

          NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows: 1.
Section 1.01 (a) of the Agreement is hereby amended, so as to delete "per annum for fifteen (15) years following Executive's last day of employment, such payments to be made on the 15th of the month following the month in which Executive retires, and on each anniversary of such date for each of the fourteen
(14) years thereafter" and substitute "per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's last day of employment, and in equal monthly installments thereafter".

          2. Section 1.01 (b) of the Agreement is hereby amended, so as to delete "per annum for fifteen (15) years following Executive's death, such payments to be made on the 15th of the month following the month in which Executive dies, and on each anniversary of such date for each of the fourteen
(14) years thereafter" and substitute "per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's death, and in equal monthly installments thereafter".

          3. Except as herein above amended, the Agreement shall continue in full force and effect.

          4. This Supplemental Agreement shall be governed by the laws of the State of New York.


                              THE INTERPUBLIC GROUP OF
                              COMPANIES, INC.



                              By /s/ C. KENT KROEBER
                                ----------------------------------------
                                   C. KENT KROEBER



                                 /s/ THOMAS J. VOLPE
                                ----------------------------------------
                                   THOMAS J. VOLPE

Exhibit 10(b)(iv)(c)

                      EXECUTIVE SPECIAL BENEFIT AGREEMENT
                      -----------------------------------


          AGREEMENT made as of March 21, 2000 by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and THOMAS J. VOLPE (hereinafter referred to as "Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

          WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

          NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                   ---------

                     Death and Special Retirement Benefits
                     -------------------------------------

          1.01 The  Corporation  shall  provide  Executive  with  the  following
benefits  contingent  upon  Executive's   compliance  with  all  the  terms  and
conditions of this Agreement.

          1.02 If, during a period of employment by the Corporation which is continuous from the date of this Agreement, Executive shall die while in the employ of the Corporation, the Corporation shall pay to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.04 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) survivor income payments of One Hundred Forty Seven Thousand Dollars ($147,000) per annum for fifteen (15) years following Executive's death, such payments to be made on the 15th of the month following the month in which Executive dies, and on each anniversary of such date for each of the fourteen (14) years thereafter.

          1.03 Upon Executive's retirement from the employ of the Corporation the Corporation shall pay to Executive special retirement benefits at the rate of One Hundred Forty Seven Thousand Dollars ($147,000) per annum for fifteen
(15) years following Executive's last day of employment, such payments to be made on the 15th of the month following the month in which Executive retires, and on each anniversary of such date for each of the fourteen (14) years thereafter.

          1.04 For purposes of Sections 1.02 and 1.03, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

                                   ARTICLE II
                                   ----------

                                   Assignment
                                   ----------

          2.01 This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally, nor may this Agreement be amended to increase the amount of any benefits that are payable pursuant to this Agreement or to accelerate the payment of any such benefits.

                                  ARTICLE III
                                  -----------

                        Contractual Nature of Obligation
                        --------------------------------

          3.01 The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement. Executive's rights with respect to any benefit to which Executive has become entitled under this Agreement, but which Executive has not yet received, shall be solely the rights of a general unsecured creditor of the Corporation.

                                   ARTICLE IV
                                   ----------

                               General Provisions
                               ------------------

          4.01 It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreement adopted effective as of January 1, 1974 by Interpublic.

          4.02 This Agreement shall be governed by and construed in accordance with the Employee Retirement Income Security Act of 1974, as amended, and to the extent not preempted thereby, the laws of the State of New York.


                              THE INTERPUBLIC GROUP OF
                              COMPANIES, INC.



                              By /s/ C. KENT KROEBER
                                ----------------------------------------
                                   C. KENT KROEBER



                                 /s/ THOMAS J. VOLPE
                                ----------------------------------------
                                   THOMAS J. VOLPE

Exhibit 10(b)(iv)(d)

             EXECUTIVE SPECIAL BENEFIT-INCOME REPLACEMENT AGREEMENT
             ------------------------------------------------------

          AGREEMENT made as of June 1, 2000 by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and THOMAS J. VOLPE (hereinafter referred to as "Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

          WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit-Income Replacement Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

          NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                   ---------

                           Income Replacement Payment
                           --------------------------

          1.01 Effective January 1, 2001, provided Executive is employed by the Corporation on such date, the Corporation shall provide Executive with the following benefits:

          (a) Upon Executive's retirement from the employ of the Corporation, the Corporation shall pay or cause to be paid, to Executive One Hundred and Three Thousand Dollars ($103,000) per annum for fifteen (15) years following Executive's last day of employment, such payments to be made on the 15th of the month following the month in which Executive retires, and on each anniversary of such date for each of the fourteen (14) years thereafter. If Executive should die before all annual payments under this Section 1.01(a) are made, such payments shall continue to be paid to Executive's estate in accordance with the terms of this Agreement.

          (b) If Executive shall die while in the employ of the Corporation (or while payments are being made under Section 1.01(a) of this Agreement), the Corporation shall pay or cause to be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.02 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) One Hundred and Three Thousand Dollars ($103,000) per annum for fifteen (15) years following Executive's death, such payments to be made on the 15th of the month following the month in which Executive dies, and on each anniversary of such date for each of the fourteen (14) years thereafter.

          (c) In the event of the Executive's death, the Executor of the Will, or its Administrator of the Estate of the Executive can apply for a present value payment of any unpaid portion of the payments to be made under this Agreement, which the Corporation may grant, in its discretion. In such event, the present value shall be based on an annual rate approved by the Board of Directors.

          1.02 For purposes of this Agreement, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

                                   ARTICLE II
                                   ----------

                                   Assignment
                                   ----------

          2.01 This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally.

                                  ARTICLE III
                                  -----------

                        Contractual Nature of Obligation
                        --------------------------------

          3.01 The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement.

                                   ARTICLE IV
                                   ----------

                               General Provisions
                               ------------------

          4.01 It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreement adopted effective as of January 1, 1974 by Interpublic.

          4.02 This Agreement shall be governed by and construed in accordance with the Employee Retirement Income Security Act of 1974, as amended, and to the extent not preempted thereby, the laws of the State of New York.

          4.03 The Corporation shall have the right to withhold from all payments made to Executive or his estate or beneficiary under this Agreement all taxes which it shall reasonably determine shall be required.


                              THE INTERPUBLIC GROUP OF
                              COMPANIES, INC.



                              By /s/ C. KENT KROEBER
                                ----------------------------------------
                                Name: C. KENT KROEBER
                                Title: Senior Vice President, Human
                                       Resources


                                 /s/ THOMAS J. VOLPE
                                ----------------------------------------
                                   THOMAS J. VOLPE

Exhibit 10(b)(v)(a)

                              EMPLOYMENT AGREEMENT
                              --------------------

          AGREEMENT made as of September 5, 2000 by and between THE  INTERPUBLIC
GROUP  OF  COMPANIES,   INC.,  a  Delaware  corporation  ("Interpublic"  or  the
"Corporation"), and BRUCE NELSON ("Executive").

          In consideration of the mutual promises set forth herein the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------

                               Term of Employment
                               ------------------

          1.01 Subject to the provisions of Article VII and Article VIII, and upon the terms and subject to the conditions set forth herein, the Corporation will employ Executive for the period beginning September 5, 2000 ("Commencement Date") and ending on August 31, 2005. (The period during which Executive is employed hereunder is referred to herein as the "term of employment.") Executive will serve the Corporation during the term of employment.

                                   ARTICLE II
                                   ----------

                                     Duties
                                     ------

          2.01 During the term of employment, Executive will:

               (i) Serve as Executive Vice President, Chief Marketing Officer of Interpublic;

               (ii) Use his best efforts to promote the interests of the Corporation and devote his full time and efforts to their business and affairs;

               (iii) Perform such duties as the Corporation may from time to time assign to him; and (iv) Serve in such other offices of the Corporation as he may be elected or appointed to.

                                  ARTICLE III
                                  -----------

                              Regular Compensation
                              --------------------

          3.01 The Corporation will compensate Executive for the duties performed by him hereunder, by payment of a base salary at the rate of Six Hundred Thousand Dollars ($600,000) per annum, of which Five Hundred Thousand Dollars ($500,000) shall be payable in equal installments, which the Corporation shall pay at semi-monthly intervals, subject to customary withholding for federal, state and local taxes, and One Hundred Thousand Dollars ($100,000) will be subject to an Executive Special Benefit Agreement to be entered into between Executive and Interpublic.

         3.02 The Corporation may at any time increase the compensation paid to Executive under this Article III if the Corporation in its sole discretion shall deem it advisable so to do in order to compensate him fairly for services rendered to the Corporation.

                                   ARTICLE IV
                                   ----------

                                    Bonuses
                                    -------

          4.01  Executive  will be  eligible  during the term of  employment  to participate in the Management Incentive Compensation Plan ("MICP"), in accordance with the terms and conditions of the Plan established from time to time. Executive shall be eligible to receive MICP awards up to one hundred percent (100%) of his base salary, but the actual award, if any, shall be determined by the Corporation and shall be based on profits of Interpublic, Executive's individual performance, and management discretion.

          4.02 As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Compensation Committee of its Board of Directors ("Committee") grant Executive an award for the 1999-2002 performance period under Interpublic's Long-Term Performance Incentive Plan ("LTPIP") equal to three thousand one hundred twenty-five (3,125) performance units tied to the cumulative compound profit growth of Interpublic and options under Interpublic's Stock Incentive Plan to purchase twenty-five thousand (25,000) shares of Interpublic common stock which may not be exercised in any part prior to the end of the performance period and thereafter shall be exercisable in whole or in part.

          4.03 As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Committee grant Executive an award for the 2001-2004 performance period under Interpublic's Long-Term Performance Incentive Plan ("LTPIP") equal to six thousand (6,000) performance units tied to the cumulative compound profit growth of Interpublic and options under Interpublic's Stock Incentive Plan to purchase thirty thousand (30,000) shares of Interpublic common stock which may not be exercised in any part prior to the end of the performance period and thereafter shall be exercisable in whole or in part.

                                   ARTICLE V
                                   ---------

                               Interpublic Stock
                               -----------------

          5.01 As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Compensation Committee of its Board of Directors ("Committee") grant to Executive twenty thousand (20,000) shares of Interpublic Common Stock which will be subject to a five year vesting restriction.

          5.02 As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Committee grant to Executive options to purchase forty-five thousand (45,000) shares of Interpublic Common Stock, which will be subject to all the terms and conditions of the Interpublic Stock Incentive Plan. Forty percent (40%) of the options will be exercisable after the third anniversary of the date of grant, thirty percent (30%) will be exercisable after the fourth anniversary and thirty percent (30%) will be exercisable after the fifth anniversary of the date of grant through the tenth anniversary of the date of grant.

                                   ARTICLE VI
                                   ----------

                           Other Employment Benefits
                           -------------------------

          6.01 Executive shall be eligible to participate in such other employee benefits as are available from time to time to other key management executives of Interpublic in accordance with the then-current terms and conditions established by Interpublic for eligibility and employee contributions required for participation in such benefits opportunities.

          6.02 Executive will be entitled to four (4) weeks of vacation per year, to be taken in such amounts and at such times as shall be mutually convenient for Executive and the Corporation.

          6.03 Executive shall be reimbursed for all reasonable out-of-pocket expenses actually incurred by him in the conduct of the business of the Corporation provided that Executive submits all substantiation of such expenses to the Corporation on a timely basis in accordance with standard policies of Interpublic.

          6.04 Executive shall be entitled to an automobile allowance of Seven Thousand Dollars ($7,000) per annum, and shall be reimbursed for actual parking expenses in New York City relating to business purposes, provided that Executive submits all substantiation of such parking expenses to the Corporation on a timely basis in accordance with standard policies of Interpublic.

          6.05  Executive   shall  be  elected  a  member  of  the   Interpublic
Development Council.

                                  ARTICLE VII
                                  -----------

                                  Termination
                                  -----------

          7.01 The Corporation may terminate the employment of Executive hereunder:

               (i) By giving Executive notice in writing at any time specifying a termination date not less than twelve (12) months after the date on which such notice is given, in which event Executive's employment hereunder shall terminate on the date specified in such notice, or

               (ii) By giving Executive notice in writing at any time specifying a termination date less than twelve (12) months after the date on which such notice is given. In this event Executive's employment hereunder shall terminate on the date specified in such notice and the Corporation shall thereafter pay him a sum equal to the amount by which twelve (12) months salary at his then current rate exceeds the salary paid to him for the period from the date on which such notice is given to the termination date specified in such notice. Such payment shall be made during the period immediately following the termination date specified in such notice, in successive equal monthly installments each of which shall be equal to one (1) month's salary at the rate in effect at the time of such termination, with any residue in respect of a period less than one (1) month to be paid together with the last installment.

          During the termination period provided in subsection (i), or in the case of a termination under subsection (ii) providing for a termination period of less than twelve (12) months, for a period of twelve (12) months after the termination notice, Executive will be entitled to receive all employee benefits accorded to him prior to termination which are made available to employees generally; provided, that such benefits shall cease upon such date that Executive accepts employment with another employer offering similar benefits.

          7.02 Notwithstanding the provisions of Section 7.01, during the period of notice of termination, Executive will use reasonable, good faith efforts to obtain other employment reasonably comparable to his employment under this Agreement. Upon obtaining other employment (including work as a consultant, independent contractor or establishing his own business), Executive will promptly notify the Corporation, and (a) in the event that Executive's salary and other non-contingent compensation ("new compensation") payable to Executive in connection with his new employment shall equal or exceed the salary portion of the amount payable by the Corporation under Section 7.01, the Corporation shall be relieved of any obligation to make payments under Section 7.01, or (b) in the event Executive's new compensation shall be less than the salary portion of payments to be made under Section 7.01, the Corporation will pay Executive the difference between such payments and the new compensation.

          7.03 Executive may at any time give notice in writing to the Corporation specifying a termination date not less than twelve (12) months after the date on which such notice is given, in which event his employment hereunder shall terminate on the date specified in such notice, and Executive shall receive his salary until the termination date.

          7.04 Notwithstanding the provisions of Section 7.01, the Corporation may terminate the employment of Executive hereunder, at any time after the Commencement Date, for Cause. For purposes of this Agreement, "Cause" means the following:

               (i) Any material breach by Executive of any provision of this Agreement (including without limitation Sections 8.01 and 8.02 hereof) upon notice of same by the Corporation which breach, if capable of being cured, has not been cured within fifteen (15) days after such notice (it being understood and agreed that a breach of Section 8.01 or 8.02 hereof, among others, shall be deemed not capable of being cured);

               (ii) Executive's absence from duty for a period of time exceeding fifteen (15) consecutive business days or twenty (20) out of any thirty (30) consecutive business days (other than on account of permitted vacation or as permitted for illness, disability or authorized leave in accordance with Interpublic's policies and procedures) without the consent of the Board of Directors of the Corporation;

               (iii) The acceptance by Executive, prior to the effective date of Executive's voluntary resignation from employment with the Corporation, of a position with another employer, without the consent of the Board of Directors;

               (iv) Misappropriation by Executive of funds or property of the Corporation or any attempt by Executive to secure any personal profit related to the business of the Corporation (other than as permitted by this Agreement) and not fairly disclosed to and approved by the Board of Directors;

               (v) Fraud, dishonesty, disloyalty, gross negligence or willful misconduct on the part of Executive in the performance of his duties as an employee of the Corporation;

               (vi) A felony conviction of Executive; or

               (vii) Executive's engaging, during the term of employment, in activities which are prohibited by state and/or federal laws prohibiting discrimination based on age, sex, race, religion or national origin, or engaging in conduct which is constituted as sexual harassment.

          Upon a termination for Cause, the Corporation shall pay Executive his salary through the date of termination of employment, and Executive shall not be entitled to any Special Bonus or Performance Bonus with respect to the year of termination, or to any other payments hereunder.

                                  ARTICLE VIII
                                  ------------

                                   Covenants
                                   ---------

          8.01 While Executive is employed hereunder by the Corporation he shall not, without the prior written consent of the Corporation, which will not be unreasonably withheld, engage, directly or indirectly, in any other trade, business or employment, or have any interest, direct or indirect, in any other business, firm or corporation; provided, however, that he may continue to own or may hereafter acquire any securities of any class of any publicly-owned company.

          8.02 Executive shall treat as confidential and keep secret the affairs of the Corporation and shall not at any time during the term of employment or for a period of three (3) years thereafter, without the prior written consent of the Corporation, divulge, furnish or make known or accessible to, or use for the benefit of, anyone other than the Corporation and its subsidiaries and affiliates any information of a confidential nature relating in any way to the business of the Corporation or its subsidiaries or affiliates or their clients and obtained by him in the course of his employment hereunder.

          8.03 All records, papers and documents kept or made by Executive relating to the business of the Corporation or its subsidiaries or affiliates or their clients shall be and remain the property of the Corporation.

          8.04 All articles invented by Executive, processes discovered by him, trademarks, designs, advertising copy and art work, display and promotion materials and, in general, everything of value conceived or created by him pertaining to the business of the Corporation or any of its subsidiaries or affiliates during the term of employment, and any and all rights of every nature whatever thereto, shall immediately become the property of the Corporation, and Executive will assign, transfer and deliver all patents, copyrights, royalties, designs and copy, and any and all interests and rights whatever thereto and thereunder to the Corporation.

          8.05 Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of twenty-four (24) months from such termination, (a) solicit any employee of the Corporation, Interpublic or any affiliated company of Interpublic to leave such employ to enter the employ of Executive or of any person, firm or corporation with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the event marketing, public relations, advertising, sales promotion or market research business of any person or entity which is a client of the Corporation.

          8.06 If at the time of enforcement of any provision of this Agreement, a court shall hold that the duration, scope or area restriction of any provision hereof is unreasonable under circumstances now or then existing, the parties hereto agree that the maximum duration, scope or area reasonable under the circumstances shall be substituted by the court for the stated duration, scope or area.

          8.07 Executive acknowledges that a remedy at law for any breach or attempted breach of Article VIII of this Agreement will be inadequate, and agrees that the Corporation shall be entitled to specific performance and injunctive and other equitable relief in the case of any such breach or attempted breach.

          8.08 Executive represents and warrants that neither the execution and delivery of this Employment Agreement nor the performance of Executive's services hereunder will conflict with, or result in a breach of, any agreement to which Executive is a party or by which he may be bound or affected, in particular the terms of any employment agreement to which Executive may be a party. Executive further represents and warrants that he has full right, power and authority to enter into and carry out the provisions of this Employment Agreement.

                                   ARTICLE IX
                                   ----------

                                  Arbitration
                                  -----------

          9.01 Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, including claims involving alleged legally protected rights, such as claims for age discrimination in violation of the Age Discrimination in Employment Act of 1967, as amended, Title VII of the Civil Rights Act, as amended, and all other federal and state law claims for defamation, breach of contract, wrongful termination and any other claim arising because of Executive's employment, termination of employment or otherwise, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and Section 12.01 hereof, and judgement upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall take place in the city where Executive customarily renders services to the Corporation. The prevailing party in any such arbitration shall be entitled to receive attorney's fees and costs.

                                   ARTICLE X
                                   ---------

                                   Assignment
                                   ----------

          10.01 This Agreement shall be binding upon and enure to the benefit of the successors and assigns of the Corporation. Neither this Agreement nor any rights hereunder shall be assignable by Executive and any such purported assignment by him shall be void.

                                   ARTICLE XI
                                   ----------

                                Agreement Entire
                                ----------------

          11.01 This Agreement constitutes the entire understanding between the Corporation and Executive concerning his employment by the Corporation or any of its parents, affiliates or subsidiaries and supersedes any and all previous agreements between Executive and the Corporation or any of its parents, affiliates or subsidiaries concerning such employment, and/or any compensation or bonuses. Each party hereto shall pay its own costs and expenses (including legal fees) incurred in connection with the preparation, negotiation and execution of this Agreement. This Agreement may not be changed orally.

                                  ARTICLE XII
                                  -----------

                                 Applicable Law
                                 --------------

          12.01 The Agreement shall be governed by and construed in accordance with the laws of the State of New York.


                              THE INTERPUBLIC GROUP OF
                              COMPANIES, INC.



                              By /s/ C. KENT KROEBER
                                ----------------------------------------
                                Name: C. KENT KROEBER
                                Title: Senior Vice President, Human
                                       Resources



                                 /s/  BRUCE NELSON
                                ----------------------------------------
                                    BRUCE NELSON

Exhibit 10(b)(v)(b)

                      EXECUTIVE SPECIAL BENEFIT AGREEMENT
                      -----------------------------------


          AGREEMENT made as of September 1, 2000, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and BRUCE NELSON (hereinafter referred to as "Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

          WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

          NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                   ---------

                     Death and Special Retirement Benefits
                     -------------------------------------

          1.01 For purposes of this Agreement the "Accrual Term" shall mean the period of seventy-two (72) months beginning on the date of this Agreement and ending on the day preceding the sixth anniversary hereof or on such earlier date on which Executive shall cease to be in the employ of the Corporation.

          1.02 The Corporation shall provide Executive with the following benefits contingent upon Executive's compliance with all the terms and conditions of this Agreement and Executive's satisfactory completion of a physical examination in connection with an insurance policy on the life of Executive which Interpublic or its assignee (other than Executive) proposes to obtain and own. Effective at the end of the Accrual Term, Executive's annual compensation will be increased by One Hundred Thousand Dollars ($100,000) if Executive is in the employ of the Corporation at that time.

          1.03 If, during the Accrual Term or thereafter during a period of employment by the Corporation which is continuous from the date of this Agreement, Executive shall die while in the employ of the Corporation, the Corporation shall pay to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) survivor income payments of One Hundred and Twenty Thousand Dollars ($120,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's death, and in equal monthly installment thereafter.

          1.04 If, after a continuous period of employment from the date of this Agreement, Executive shall retire from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the rate of One Hundred and Twenty Thousand Dollars ($120,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's last day of employment, and in equal monthly installments thereafter.

          1.05 If, after a continuous period of employment from the date of this Agreement, Executive shall retire, resign, or be terminated from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's fifty-fifth birthday but prior to Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the annual rates set forth below for fifteen years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments:

Last Day of Employment                                         Annual Rate
----------------------                                         -----------
On or after 55th birthday but prior to 56th birthday           $62,400
On or after 56th birthday but prior to 57th birthday           $76,800
On or after 57th birthday but prior to 58th birthday           $91,200
On or after 58th birthday but prior to 59th birthday           $105,600
On or after 59th birthday but prior to 60th birthday           $112,800

          1.06 If, following such termination of employment, Executive shall die before payment of all of the installments provided for in Section 1.04 or
Section 1.05, any remaining installments shall be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 or, in the absence of such designation, to the Executor of the Will or the Administrator of the Estate of Executive.

          1.07 For purposes of Sections 1.03, 1.04 and 1.05, or any of them, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

          1.08 If Executive shall die while in the employ of the Corporation, no sum shall be payable pursuant to Sections 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

          1.09 In  connection  with the life  insurance  policy  referred  to in
Section 1.02, Interpublic has relied on written representations made by Executive concerning Executive's age and the state of Executive's health. If said representations are untrue in any material respect, whether directly or by omission, and if the Corporation is damaged by any such untrue representations, no sum shall be payable pursuant to Sections 1.03, 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

          1.10 It is expressly agreed that Interpublic or its assignee (other than Executive) shall at all times be the sole and complete owner and beneficiary of the life insurance policy referred to in Sections 1.02 and 1.09, shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without the knowledge or consent of Executive or Executive's designated beneficiary or any other person and that neither Executive nor Executive's designated beneficiary nor any other person shall have any right, title or interest, legal or equitable, whatsoever in or to such policy.

                                   ARTICLE II
                                   ----------

                       Alternative Deferred Compensation
                       ---------------------------------


          2.01 If Executive shall, for any reason other than death, cease to be employed by the Corporation on a date prior to Executive's fifty-fifth birthday, the Corporation shall, in lieu of any payment pursuant to Article I of this Agreement, compensate Executive by payment, at the times and in the manner specified in Section 2.02, of a sum computed at the rate of One Hundred Thousand Dollars ($100,000) per annum for each full year and proportionate amount for any part year from the date of this Agreement to the date of such termination during which Executive is in the employ of the Corporation with a maximum payment of One Hundred Thousand Dollars ($100,000). Such payment shall be conditional upon Executive's compliance with all the terms and conditions of this Agreement.

          2.02 The aggregate compensation payable under Section 2.01 shall be paid in equal consecutive monthly installments commencing with the first month in which Executive is no longer in the employ of the Corporation and continuing for a number of months equal to the number of months which have elapsed from the date of this Agreement to the commencement date of such payments, up to a maximum of seventy-two (72) months.

          2.03 If Executive dies while receiving payments in accordance with the provisions of Section 2.02, any installments payable in accordance with the provisions of Section 2.02 less any amounts previously paid Executive in accordance therewith, shall be paid to the Executor of the Will or the Administrator of the Estate of Executive.

          2.04 It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreements adopted effective as of January 1, 1974 by Interpublic.

                                  ARTICLE III
                                  -----------

                    Non-solicitation of Clients or Employees
                    ----------------------------------------

          3.01 Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of twelve months either (a) solicit any employee of the Corporation to leave such employ to enter the employ of Executive or of any corporation or enterprise with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of the Corporation at the time of such termination.

                                   ARTICLE IV
                                   ----------

                                   Assignment
                                   ----------

          4.01 This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally, nor may this Agreement be amended to increase the amount of any benefits that are payable pursuant to this Agreement or to accelerate the payment of any such benefits.

                                   ARTICLE V
                                   ---------

                        Contractual Nature of Obligation
                        --------------------------------

          5.01 The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement. Executive's rights with respect to any benefit to which Executive has become entitled under this Agreement, but which Executive has not yet received, shall be solely the rights of a general unsecured creditor of the Corporation.

                                   ARTICLE VI
                                   ----------

                                 Applicable Law
                                 --------------

          6.01 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                              THE INTERPUBLIC GROUP OF
                              COMPANIES, INC.



                              By /s/ C. KENT KROEBER
                                ----------------------------------------
                                   C. KENT KROEBER




                                 /s/  BRUCE NELSON
                                ----------------------------------------
                                    BRUCE NELSON

Exhibit 10(b)(v)(c)

                             SUPPLEMENTAL AGREEMENT
                             ----------------------


          SUPPLEMENTAL AGREEMENT made as of September 1, 2000 by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic"), and BRUCE NELSON (hereinafter referred to as "Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Interpublic and Executive are parties to an Executive Special Benefit Agreement made as of January 1, 1986 (hereinafter referred to as the "Agreement"); and

          WHEREAS, Interpublic and Executive desire to amend the Agreement;

          NOW, THEREFORE, in consideration of the mutual promises herein and in the Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

          1. Section 1.03 of the Agreement is hereby amended, effective as of September 1, 2000, so as to delete "survivor income payments of One Hundred and Fifty Thousand Dollars ($150,000) per annum for fifteen years following Executive's death, such payments to be made on January 15 of each of the fifteen years beginning with the year following the year in which Executive dies" and substitute, "survivor income payments of Two Hundred and Eighty Thousand Dollars ($280,000) per annum for fifteen years in monthly installments beginning with the 15th of the calendar month following Executive's death and in equal monthly installments".

          2. Section 1.04 of the Agreement is hereby amended, effective as of September 1, 2000 so as to delete "per annum for fifteen years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments" and substitute, "per annum for fifteen years in monthly installments beginning with the 15th of the calendar month following Executive's last day of employment and in equal monthly installments".

          3. Section 1.05 of the Agreement is hereby amended, effective as of September 1, 2000 so as to delete "Executive's forty-ninth birthday", and substitute "Executive's fiftieth birthday but prior to Executive's sixtieth birthday" and add "Executive shall receive certain supplementary retirement benefits at the following rates. Increased benefit amounts apply if Executive remains employed at least until age 55".

Last Day of Employment                                        Annual Rate
----------------------                                        --------
On or after 49th birthday but prior to 50th birthday          $150,000
On or after 50th birthday but prior to 51st birthday          $156,000
On or after 51st birthday but prior to 52nd birthday          $162,000
On or after 52nd birthday but prior to 53rd birthday          $168,000
On or after 53rd birthday but prior to 54th birthday          $174,000
On or after 54th birthday but prior to 55th birthday          $180,000
On or after 55th birthday but prior to 56th birthday          $219,280
On or after 56th birthday but prior to 57th birthday          $232,960
On or after 57th birthday but prior to 58th birthday          $246,640
On or after 58th birthday but prior to 59th birthday          $260,320
On or after 59th birthday but prior to 60th birthday          $270,160

          4. Section 2.01 of the Agreement is hereby amended, effective as of September 1, 2000 so as to delete "If Executive shall, for any reason other than death, cease to be employed by the Corporation on a date prior to November 3, 1995, the Corporation shall, in lieu of any payment pursuant to Article I of this Agreement, compensate Executive by payment, at the times and in the manner specified in Section 2.02, of a sum computed at the rate of Fifty Thousand Dollars ($50,000)" and substitute "If Executive leaves the employ of the Corporation for any reason other than death, he will be paid, the vested benefit".

          5. This Supplemental Agreement shall be governed by the laws of the State of New York.

             Except as hereinabove amended, the Agreement shall continue in full force and effect.


                              THE INTERPUBLIC GROUP OF
                              COMPANIES, INC.



                              By: /s/ C. KENT KROEBER
                                ----------------------------------------
                                  C. KENT KROEBER




                                 /s/  BRUCE NELSON
                                ----------------------------------------
                                    BRUCE NELSON

Exhibit 10(b)(vi)(a)

                              EMPLOYMENT AGREEMENT
                              --------------------


          AGREEMENT  made as of January 1, 2001 by and between  THE  INTERPUBLIC
GROUP  OF  COMPANIES,   INC.,  a  Delaware  corporation  ("Interpublic"  or  the
"Corporation"), and FRANK B. LOWE ("Executive").

          In consideration of the mutual promises set forth herein the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------

                               Term of Employment
                               ------------------

          1.01 Subject to the provisions of Article VII and Article VIII, and upon the terms and subject to the conditions set forth herein, the Corporation will employ Executive for the period beginning January 1, 2001 ("Commencement Date") and ending on December 31, 2005. (The period during which Executive is employed hereunder is referred to herein as the "term of employment.") Executive will serve the Corporation during the term of employment.

                                   ARTICLE II
                                   ----------

                                     Duties
                                     ------

          2.01 During the term of employment, Executive will:

               (i) Serve as Chairman and Chief Executive Officer of The Lowe Group, Lowe Lintas Worldwide, and Octagon Worldwide, wholly-owned subsidiaries of Interpublic ("Lowe").

               (ii) Use his best efforts to promote the interests of the Corporation and Lowe and devote his full business time and efforts to their business and affairs;

               (iii) Perform such duties as the Corporation may from time to time assign to him; (iv) Serve in such other offices of the Corporation and/or Lowe as he may be elected or appointed to;

               (v) No significant change in Executive's status or his nature or scope of his duties shall be effected without his consent; and

               (vi) Be proposed as a member of the Corporation's Board of Directors.

                                  ARTICLE III
                                  -----------

                              Regular Compensation
                              --------------------

          3.01 The Corporation will compensate Executive for the duties performed by him hereunder, by payment of a base salary at the rate of One Million United States Dollars ($1,000,000) per annum, payable in equal installments, which the Corporation shall pay at semi-monthly intervals, subject to customary withholding for federal, state and local taxes. In addition, the Corporation will make a payment of Two Hundred Thousand United States Dollars ($200,000) per year pursuant to an Executive Special Benefit Agreement to be entered into between the Executive and Interpublic. In addition, the Executive Severance Agreement, dated January 1, 1998 between the Executive and the Corporation ("ESA") will remain in full force and effect during the term of employment.

          3.02 The Corporation may at any time increase the compensation paid to Executive under this Article III if the Corporation in its sole discretion shall deem it advisable so to do in order to compensate him fairly for services rendered to the Corporation.

                                   ARTICLE IV
                                   ----------

                                    Bonuses
                                    -------

          4.01  Executive  will be  eligible  during the term of  employment  to participate in the Management Incentive Compensation Plan ("MICP"), in accordance with the terms and conditions of the Plan established from time to time, and appropriate for an executive holding such a position.

          4.02 As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Compensation Committee of its Board of Directors ("Committee") grant Executive an additional award for the 2000-2002 performance period under Interpublic's Long Term Performance Incentive Plan ("LTPIP") equal to Two Thousand (2,000) performance units tied to the cumulative compound profit growth of Lowe Lintas and options under Interpublic's Stock Incentive Plan to purchase Twenty Thousand (20,000) shares of Interpublic common stock which may not be exercised in any part prior to the end of the performance period and thereafter shall be exercisable in whole or in part.

          4.03 As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Committee grant Executive an award for the 2001-2004 performance period under the LTPIP equal to Eleven Thousand (11,000) performance units tied to the cumulative compound profit growth of Lowe Lintas and Three Thousand (3,000) units tied to his cumulative compound project growth of Octagon and options under Interpublic's Stock Incentive Plan to purchase Sixty-Five Thousand (65,000) shares of Interpublic common stock which may not be exercised in any part prior to the end of the performance period and thereafter shall be exercisable in whole or in part.

          4.04   Executive   has   previously   been   granted  an  award  under
Interpublic's 1999-2002 LTPIP equal to Three Thousand (3,000) units tied to the cumulative compound profit growth of Octagon 2000.

                                   ARTICLE V
                                   ---------

                               Interpublic Stock
                               -----------------

          5.01 As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Compensation Committee of its Board of Directors ("Committee") grant to Executive One Hundred Thirty-Five Thousand (135,000) shares of Interpublic Common Stock which will be subject to a four year vesting restriction.

          5.02 As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Committee grant to Executive options to purchase One Hundred Fifty Thousand (150,000) shares of Interpublic Common Stock, which will be subject to all the terms and conditions of the Interpublic Stock Incentive Plan. Forty percent (40%) of the options will be exercisable after the third anniversary of the date of grant, thirty percent (30%) will be exercisable after the fourth anniversary and thirty percent (30%) will be exercisable after the fifth anniversary of the date of grant through the tenth anniversary of the date of grant.

                                   ARTICLE VI
                                   ----------

                           Other Employment Benefits
                           -------------------------

          6.01 Executive shall be eligible to participate in such other employee benefits as are available from time to time to other key management executives of Interpublic in accordance with the then-current terms and conditions established by Interpublic for eligibility and employee contributions required for participation in such benefits opportunities.

          6.02 Executive shall be entitled to an automobile allowance of Ten Thousand Dollars ($10,000) per annum.

          6.03 Executive shall remain a member of the Interpublic Development Council.

                                  ARTICLE VII
                                  -----------

                                  Termination
                                  -----------

          7.01 The Corporation may terminate the employment of Executive hereunder:

               (i) By giving Executive notice in writing at any time specifying a termination date not less than twelve (12) months after the date on which such notice is given, in which event Executive's employment hereunder shall terminate on the date specified in such notice, or

               (ii) By giving Executive notice in writing at any time specifying a termination date less than twelve (12) months after the date on which such notice is given. In this event Executive's employment hereunder shall terminate on the date specified in such notice and the Corporation shall thereafter pay him a sum equal to the amount by which twelve (12) months salary at his then current rate exceeds the salary paid to him for the period from the date on which such notice is given to the termination date specified in such notice. Such payment shall be made during the period immediately following the termination date specified in such notice, in successive equal monthly installments each of which shall be equal to one (1) month's salary at the rate in effect at the time of such termination, with any residue in respect of a period less than one (1) month to be paid together with the last installment.

          During the termination period provided in subsection (i), or in the case of a termination under subsection (ii) providing for a termination period of less than twelve (12) months, for a period of twelve (12) months after the termination notice, Executive will be entitled to receive all employee benefits accorded to him prior to termination which are made available to employees generally; provided, that such benefits shall cease upon such date that Executive accepts employment with another employer offering similar benefits. In addition, in the event of a termination pursuant to subsection (i) or (ii), Executive will be entitled to a pro-rata portion of his LTPIP entitlements, restricted stock grants and stock option grants. Such pro-ration shall be in accordance with Interpublic's standard policies and practices in such cases.

          7.02 Notwithstanding the provisions of Section 7.01, during the period of notice of termination, Executive will use reasonable, good faith efforts to obtain other employment reasonably comparable to his employment under this Agreement. Upon obtaining other employment (including work as a consultant, independent contractor or establishing his own business), Executive will promptly notify the Corporation, and (a) in the event that Executive's salary and other non-contingent compensation ("new compensation") payable to Executive in connection with his new employment shall equal or exceed the salary portion of the amount payable by the Corporation under Section 7.01, the Corporation shall be relieved of any obligation to make payments under Section 7.01, or (b) in the event Executive's new compensation shall be less than the salary portion of payments to be made under Section 7.01, the Corporation will pay Executive the difference between such payments and the new compensation.

          7.03 Executive may at any time give notice in writing to the Corporation specifying a termination date not less than twelve (12) months after the date on which such notice is given, in which event his employment hereunder shall terminate on the date specified in such notice, and Executive shall receive his salary until the termination date.

          7.04 Notwithstanding the provisions of Section 7.01, the Corporation may terminate the employment of Executive hereunder, at any time after the Commencement Date, for Cause. For purposes of this Agreement, "Cause" means the following:

               (i) Any material breach by Executive of any provision of this Agreement (including without limitation Sections 8.01 and 8.02 hereof) upon notice of same by the Corporation which breach, if capable of being cured, has not been cured within fifteen (15) days after such notice (it being understood and agreed that a breach of Section 8.01 or 8.02 hereof, among others, shall be deemed not capable of being cured);

               (ii) Executive's absence from duty for a period of time exceeding fifteen (15) consecutive business days or twenty (20) out of any thirty (30) consecutive business days (other than on account of permitted vacation or as permitted for illness, disability or authorized leave in accordance with Interpublic's policies and procedures) without the consent of the Board of Directors of the Corporation;

               (iii) The acceptance by Executive, prior to the effective date of Executive's voluntary resignation from employment with the Corporation, of a position with another employer, without the consent of the Board of Directors;

               (iv) Misappropriation by Executive of funds or property of the Corporation or any attempt by Executive to secure any personal profit related to the business of the Corporation (other than as permitted by this Agreement) and not fairly disclosed to and approved by the Board of Directors;

               (v) Fraud, dishonesty, disloyalty, gross negligence or willful misconduct on the part of Executive in the performance of his duties as an employee of the Corporation;

               (vi) A felony conviction of Executive; or

               (vii) Executive's engaging, during the term of employment, in activities which are prohibited by state and/or federal laws prohibiting discrimination based on age, sex, race, religion or national origin, or engaging in conduct which is constituted as sexual harassment.

          Upon a termination for Cause, the Corporation shall pay Executive his salary through the date of termination of employment, and Executive shall not be entitled to any Special Bonus or Performance Bonus with respect to the year of termination, or to any other payments hereunder.

          7.05 If Executive dies before December 31, 2005, his employment hereunder shall terminate on the date of his death.

                                  ARTICLE VIII
                                  ------------

                                   Covenants
                                   ---------

          8.01 While Executive is employed hereunder by the Corporation he shall not, without the prior written consent of the Corporation, which will not be unreasonably withheld, engage, directly or indirectly, in any other trade, business or employment, or have any interest, direct or indirect, in any other business, firm or corporation; provided, however, that he may continue to own or may hereafter acquire any securities of any class of any publicly-owned company as well as investments in other entities that are held for investment purposes only provided that such entities are not in competition with the Corporation and that investment in such entities does not create a conflict of interest on his part of Executive.

          8.02 Executive shall treat as confidential and keep secret the affairs of the Corporation and shall not at any time during the term of employment or thereafter, without the prior written consent of the Corporation, divulge, furnish or make known or accessible to, or use for the benefit of, anyone other than the Corporation and its subsidiaries and affiliates any information of a confidential nature relating in any way to the business of the Corporation or its subsidiaries or affiliates or their clients and obtained by him in the course of his employment hereunder.

          8.03 All records, papers and documents kept or made by Executive relating to the business of the Corporation or its subsidiaries or affiliates or their clients shall be and remain the property of the Corporation.

          8.04 All articles invented by Executive, processes discovered by him, trademarks, designs, advertising copy and art work, display and promotion materials and, in general, everything of value conceived or created by him pertaining to the business of the Corporation or any of its subsidiaries or affiliates during the term of employment, and any and all rights of every nature whatever thereto and which are not in the public domain, shall immediately become the property of the Corporation, and Executive will assign, transfer and deliver all patents, copyrights, royalties, designs and copy, and any and all interests and rights whatever thereto and thereunder to the Corporation.

          8.05 Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of two (2) years from such termination, (a) solicit any employee of the Corporation, Interpublic or any affiliated company of Interpublic to leave such employ to enter the employ of Executive or of any person, firm or corporation with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the event marketing, public relations, advertising, sales promotion or market research business of any person or entity which is a client of the Corporation at the time of termination of employment.

          8.06 If at the time of enforcement of any provision of this Agreement, a court shall hold that the duration, scope or area restriction of any provision hereof is unreasonable under circumstances now or then existing, the parties hereto agree that the maximum duration, scope or area reasonable under the circumstances shall be substituted by the court for the stated duration, scope or area.

          8.07 Executive acknowledges that a remedy at law for any breach or attempted breach of Article VIII of this Agreement will be inadequate, and agrees that the Corporation shall be entitled to specific performance and injunctive and other equitable relief in the case of any such breach or attempted breach.

          8.08 Executive represents and warrants that neither the execution and delivery of this Employment Agreement nor the performance of Executive's services hereunder will conflict with, or result in a breach of, any agreement to which Executive is a party or by which he may be bound or affected, in particular the terms of any employment agreement to which Executive may be a party. Executive further represents and warrants that he has full right, power and authority to enter into and carry out the provisions of this Employment Agreement.

                                   ARTICLE IX
                                   ----------

                                  Arbitration
                                  -----------

          9.01 Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, including claims involving alleged legally protected rights, such as claims for age discrimination in violation of the Age Discrimination in Employment Act of 1967, as amended, Title VII of the Civil Rights Act, as amended, and all other federal and state law claims for defamation, breach of contract, wrongful termination and any other claim arising because of Executive's employment, termination of employment or otherwise, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and Section 12.01 hereof, and judgement upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall take place in any of the cities where Executive customarily renders services to the Corporation. The prevailing party in any such arbitration shall be entitled to receive attorney's fees and costs.

                                   ARTICLE X
                                   ---------

                                   Assignment
                                   ----------

          10.01 This Agreement shall be binding upon and enure to the benefit of the successors and assigns of the Corporation. Neither this Agreement nor any rights hereunder shall be assignable by Executive and any such purported assignment by him shall be void.

                                   ARTICLE XI
                                   ----------

                                Agreement Entire
                                ----------------

          11.01 This Agreement (and the ESA) constitutes the entire understanding between the Corporation and Executive concerning his employment by the Corporation or any of its parents, affiliates or subsidiaries and supersedes any and all previous agreements between Executive and the Corporation or any of its parents, affiliates or subsidiaries concerning such employment, and/or any compensation or bonuses. Each party hereto shall pay its own costs and expenses (including legal fees) incurred in connection with the preparation, negotiation and execution of this Agreement. This Agreement may not be changed orally.

                                  ARTICLE XII
                                  -----------

                                 Applicable Law
                                 --------------

          12.01 The Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                              THE INTERPUBLIC GROUP OF
                              COMPANIES, INC.



                              By /s/ C. KENT KROEBER
                                ----------------------------------------
                                Name: C. KENT KROEBER
                                Title:  Senior Vice President, Human
                                        Resources




                                 /s/  FRANK B. LOWE
                                ----------------------------------------
                                    FRANK B. LOWE

Exhibit 10(b)(vi)(b)

                             SUPPLEMENTAL AGREEMENT
                             ----------------------

          SUPPLEMENTAL AGREEMENT made as of January 2, 2001 between THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation ("Interpublic") and FRANK B. LOWE ("Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS,  Interpublic  and  Executive  are  parties  to an  Employment
Agreement  made  as  of  January  1,  2001  (hereinafter   referred  to  as  the
"Agreement"); and

          WHEREAS, Interpublic and Executive desire to amend the Agreement;

          NOW, THEREFORE, in consideration of the mutual promises herein and in the Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

          1. Paragraph 2.01(v) of the Agreement is hereby deleted in its entirety, effective as of the date hereof, and substituting therefor: "Both parties agree and understand that certain changes are being considered to the organization which may involve modifications to Executive's titles and responsibilities. If any of Executive's current titles and/or responsibilities are changed by the Corporation in any material way without Executive's consent, Executive's exclusive remedy shall be, at his option, to terminate this Agreement upon written notice to the Corporation within thirty (30) days of such change in title and/or responsibilities. In such event, the Executive shall be entitled to receive severance in accordance with the provisions of Section 7.03 from the date of such notice of termination."

          Except as hereinabove amended, the Agreement shall continue in full force and effect.

          This Supplemental Agreement shall be governed by the laws of the State of New York, applicable to contracts made and fully to be performed therein.


                              THE INTERPUBLIC GROUP OF
                              COMPANIES, INC.



                              By /s/ C. KENT KROEBER
                                ----------------------------------------
                                   C. KENT KROEBER



                                 /s/  FRANK B. LOWE
                                ----------------------------------------
                                    FRANK B. LOWE

Exhibit 10(b)(vi)(c)

                      EXECUTIVE SPECIAL BENEFIT AGREEMENT
                      -----------------------------------


          AGREEMENT made as of January 15, 2001, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and FRANK LOWE (hereinafter referred to as "Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -


          WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

          WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

          NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                   ---------

                     Death and Special Retirement Benefits
                     -------------------------------------

          1.01 For purposes of this Agreement the "Accrual Term" shall mean the period of seventy-two (72) months beginning on the date of this Agreement and ending on the day preceding the sixth anniversary hereof or on such earlier date on which Executive shall cease to be in the employ of the Corporation.

          1.02 The Corporation shall provide Executive with the following benefits contingent upon Executive's compliance with all the terms and conditions of this Agreement and Executive's satisfactory completion of a physical examination in connection with an insurance policy on the life of Executive which Interpublic or its assignee (other than Executive) proposes to obtain and own.

          1.03 If, during the Accrual Term or thereafter during a period of employment by the Corporation which is continuous from the date of this Agreement, Executive shall die while in the employ of the Corporation, the Corporation shall pay to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) survivor income payments of One Hundred Eighty One Thousand Four Hundred and Ninety Five Dollars ($181,495) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's death, and in equal monthly installment thereafter.

          1.04 If, after a continuous period of employment from the date of this Agreement, Executive shall retire from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixty-fourth birthday, the Corporation shall pay to Executive special retirement benefits at the rate of One Hundred Eighty One Thousand Four Hundred and Ninety Five Dollars ($181,495) per annum for fifteen
(15) years in monthly installments beginning with the 15th of the calendar month following Executive's last day of employment, and in equal monthly installments thereafter.

          1.05 If, after a continuous period of employment from the date of this Agreement, Executive shall retire, resign, or be terminated from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixtieth birthday but prior to Executive's sixty-fourth birthday, the Corporation shall pay to Executive special retirement benefits at the annual rates set forth below for fifteen years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments:

Last Day of Employment                                        Annual Rate
----------------------                                        -----------
On or after 60th birthday but prior to 61st birthday          $80,648
On or after 61st birthday but prior to 62nd birthday          $100,016
On or after 62nd birthday but prior to 63rd birthday          $127,443
On or after 63rd birthday but prior to 64th birthday          $154,606

          1.06 If, following such termination of employment, Executive shall die before payment of all of the installments provided for in Section 1.04 or
Section 1.05, any remaining installments shall be paid to such beneficiary or beneficiary or beneficiaries as Executive shall have designated pursuant to
Section 1.07 or, in the absence of such designation, to the Executor of the Will of the Administrator of the Estate of Executive.

          1.07 For purposes of Sections 1.03 and 1.04 and 1.05, or any of them, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

          1.08 If Executive shall die while in the employ of the Corporation, no sum shall be payable pursuant to Sections 1.04, 1.05, 1.06.

          1.09 In  connection  with the life  insurance  policy  referred  to in
Section 1.02, Interpublic has relied on written representations made by Executive concerning Executive's age and the state of Executive's health. If said representations are untrue in any material respect, whether directly or by omission, and if the Corporation is damaged by any such untrue representations, no sum shall be payable pursuant to Sections 1.03, 1.04, 1.05, 1.06

          1.10 It is expressly agreed that Interpublic or its assignee (other than Executive) shall at all times be the sole and complete owner and beneficiary of the life insurance policy referred to in Sections 1.02 and 1.09, shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without the knowledge or consent of Executive or Executive's designated beneficiary or any other person and that neither Executive nor Executive's designated beneficiary nor any other person shall have any right, title or interest, legal or equitable, whatsoever in or to such policy.

          1.11 It is expressly agreed that if Executive should become permanently disabled at any time prior to the end of the Accrual Term, the Corporation shall provide Executive with a maximum benefit payment of Five Hundred Thousand Dollars ($500,000) per year for a period of fifteen (15) years. The term "Permanent Disability" shall mean a determination that Executive is permanently unable to perform the ordinary responsibilities of his position following an absence from work of sixty (60) consecutive days as a result of illness, injury or incapacity. The determination of Disability shall be subject to verification by the Corporation. The foregoing disability payment incorporates all amounts to which Executive is entitled under the ESBA Agreements between the Executive and the Corporation dated January 1, 1991 and January 1, 1996. 1.12 It is agreed upon that should Executive become Disabled as defined above, the Corporation has the right to appoint a Doctor to examine Executive for purposes in verifying Executive's disability.

                                   ARTICLE II
                                   ----------

                    Non-solicitation of Clients or Employees
                    ----------------------------------------

          2.01 Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of twelve months either (a) solicit any employee of the Corporation to leave such employ to enter the employ of Executive or of any corporation or enterprise with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of the Corporation at the time of such termination.

                                  ARTICLE III
                                  -----------

                                   Assignment
                                   ----------

          3.01 This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally, nor may this Agreement be amended to increase the amount of any benefits that are payable pursuant to this Agreement or to accelerate the payment of any such benefits.

                                   ARTICLE IV
                                   ----------

                        Contractual Nature of Obligation
                        --------------------------------

          4.01 The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement. Executive's rights with respect to any benefit to which Executive has become entitled under this Agreement, but which Executive has not yet received, shall be solely the rights of a general unsecured creditor of the Corporation.

                                   ARTICLE V
                                   ---------

                                 Applicable Law
                                 --------------

          5.01 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                              THE INTERPUBLIC GROUP OF
                              COMPANIES, INC.



                              By /s/ C. KENT KROEBER
                                ----------------------------------------
                                Name: C. KENT KROEBER
                                Title:  Senior Vice President, Human
                                        Resources



                                 /s/  FRANK LOWE
                                ----------------------------------------
                                    FRANK LOWE